                                                                  EXHIBIT 10.1.3



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                MASTER SELLER'S WARRANTY AND SERVICING AGREEMENT
                        Dated as of _____________, 199__


                                  (Purchaser)


                                      and


                          ----------------------------
                                   (Company)


                             ----------------------



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                         TABLE OF CONTENTS



                             ARTICLE I

                            DEFINITIONS

     Agreement................................................  1
     Appraised Value..........................................  1
     Assignment of Mortgage...................................  1
     Business Day.............................................  1
     Company..................................................  1
     Custodial Account........................................  1
     Cut-off Date.............................................  2
     Determination Date.......................................  2
     Due Date.................................................  2
     Due Period...............................................  2
     Escrow Account...........................................  2
     Escrow Payments..........................................  2
     Event of Default.........................................  2
     FDIC.....................................................  2
     FHLMC....................................................  2
     Fidelity Bond............................................  2
     First Boston Offering System.............................  2
     Flood Insurance Policy...................................  3
     FNMA.....................................................  3
     FSLIC....................................................  3
     Funding Date.............................................  3
     Hazard Insurance Policy..................................  3
     Liquidation Proceeds.....................................  3
     Loan Data................................................  3
     Loan-to-value Ratio or Ltv...............................  3
     Monthly Payment..........................................  3
     Mortgage.................................................  3
     Mortgage File............................................  3
     Mortgage Interest Rate...................................  3
     Mortgage Loan............................................  3
     Mortgage Loan Remittance Rate............................  4
     Mortgage Loan Schedule...................................  4
     Mortgage Note............................................  5
     Mortgagor................................................  5
     Natural Person...........................................  5
     Officers' Certificate....................................  5
     Opinion of Counsel.......................................  5
     Person...................................................  5
     Pooling Transaction......................................  5
     Primary Mortgage Insurance Policy........................  5
     Principal Prepayment.....................................  5
     Purchase Agreement.......................................  5

     Purchaser................................................  6
     Remittance Date..........................................  6
     Servicing Advances.......................................  6
     Servicing Fee............................................  6
     Servicing Fee Rate.......................................  6
     Servicing Officer........................................  6
     Stated Principal Balance.................................  6

                            ARTICLE  II

    CONVEYANCE OF MORTGAGE LOANS; POSSESSION OF MORTGAGE FILES;
      BOOKS AND RECORDS; DELIVERY OF MORTGAGE LOAN DOCUMENTS

     2.01 Conveyance of Mortgage Loans; Possession of
            Mortgage Files....................................  7
     2.02 Books and Records...................................  7
     2.03 Delivery of Mortgage Loan Documents.................  8

                            ARTICLE III

            REPRESENTATIONS AND WARRANTIES OF COMPANY;
                   REPURCHASE OF MORTGAGE LOANS

     3.01 Individual Mortgage Loans........................... 10
     3.02 Company Representations............................. 18
     3.03 Repurchase.......................................... 21

                            ARTICLE  IV

          ADMINISTRATION AND SERVICING OF MORTGAGE LOANS

     4.01 Company to Act as Servicer.......................... 23
     4.02 Liquidation of Mortgage Loans....................... 24
     4.03 Collection of Mortgage Loan Payments................ 24
     4.04 Establishment of Custodial Account; Deposits in
            Custodial Account................................. 24
     4.05 Permitted Withdrawals From the Custodial Account.... 26
     4.06 Establishment of Escrow Account; Deposits in
            Escrow Account.................................... 27
     4.07 Permitted Withdrawals From Escrow Account........... 28
     4.08 Payment of Taxes, Insurance and Other Charges....... 29
     4.09 Transfer of Accounts................................ 29
     4.10 Maintenance of Hazard Insurance..................... 29
     4.11 Fidelity Bond; Errors and Omissions Insurance....... 31
     4.12 Application of Proceeds of Insurance to Repair or
            Restoration....................................... 31
     4.13 Maintenance of Primary Mortgage Insurance
            Policies.......................................... 32
     4.14 Inspections......................................... 32
     4.15 Delinquency and Foreclosure......................... 33
     4.16 Property Management................................. 34

                             ARTICLE V

                  PAYMENTS TO THE MASTER SERVICER

     5.01 Distributions....................................... 36
     5.02 Statements to the Purchaser......................... 37
     5.03 Advances by the Company............................. 38

                            ARTICLE VI

                    GENERAL SERVICING PROCEDURE

     6.01 Assumption and Substitution of Liability
            Agreements........................................ 39
     6.02 Satisfaction of Mortgages and Release of Mortgage
            Files............................................. 40
     6.03 Servicing Compensation.............................. 40
     6.04 Annual Statement as to Compliance................... 40
     6.05 Annual Independent Public Accountants' Servicing
            Report............................................ 41
     6.06 Purchaser's Right to Examine Company Records........ 41

                            ARTICLE VII

                 REPORTS TO BE PREPARED BY COMPANY

     7.01 Company Shall Provide Information as Reasonably
            Required.......................................... 42

                           ARTICLE VIII

                            THE COMPANY

     8.01 Indemnification; Third Party Claims................. 43
     8.02 Merger or Consolidation of the Company.............. 43
     8.03 Limitation on Liability of the Company and Others... 44
     8.04 Company Not to Resign............................... 44

                            ARTICLE IX

                              DEFAULT

     9.01 Events of Default................................... 45
     9.02 Waiver of Defaults.................................. 46

                             ARTICLE X

                            TERMINATION

     10.01 Termination........................................ 47
     10.02 Termination Without Cause.......................... 47

                            ARTICLE XI

                     MISCELLANEOUS PROVISIONS

     11.01 Successor to the Company........................... 48
     11.02 Amendment.......................................... 49
     11.03 Recordation of Agreement........................... 49
     11.04 Recordation of Assignment of Mortgages............. 49
     11.05 Duration of Agreement.............................. 50
     11.06 Governing Law...................................... 50
     11.07 Notices............................................ 50
     11.08 Severability of Provisions......................... 50
     11.09 No Partnership..................................... 50
     11.10 Execution; Successors and Assigns.................. 50

                             EXHIBITS

EXHIBIT A  Contents of Mortgage Files.........................A-1
EXHIBIT B  Custodial Account Certification....................B-1
EXHIBIT C  Custodial Account Letter Agreement.................C-1
EXHIBIT D  Escrow Account Certification.......................D-1
EXHIBIT E  Escrow Account Letter Agreement....................E-1
EXHIBIT F  Mortgage Loan Schedule.............................F-1

          This is a Master Seller's Warranty and Servicing Agreement for conventional mortgage loans, dated as of ________________, 199__, and is executed between ________________, as Purchaser (hereinafter, "Purchaser"), and ________________ ______________________, as seller and servicer (hereinafter,
"Company").

          The Purchaser and Company have entered into an Origination and Purchase Agreement, dated as of the date hereof, pursuant to which the Purchaser may from time to time purchase Mortgage Loans from the Company.

          All of the Mortgage Loans will be secured by first mortgages or deeds of trust on residential dwellings situated within the State(s) indicated on the related Mortgage Loan Schedule.

          The Purchaser and Company wish to prescribe the manner of purchase by the Purchaser of the Mortgage Loans and the management, servicing and control of the Mortgage Loans.

          In consideration of the premises and the mutual agreements hereinafter set forth, the Purchaser and the Company agree as follows:

                                   ARTICLE I

                                  DEFINITIONS
                                  -----------

          Whenever used herein, the following words and phrases, unless the context otherwise requires, shall have the following meanings:

           AGREEMENT:  This Master Seller's Warranty and Servicing Agreement,
          ----------
including all exhibits hereto, and all amendments hereof and supplements hereto entered into in accordance with the provisions hereof.

           APPRAISED VALUE:  The appraised value of the property subject to a
          ----------------
Mortgage based upon the appraisal made for the Company, as originator of the related Mortgage Loan, at the time of the origination of such Mortgage Loan pursuant to guidelines approved by FNMA, or the sale price of the property subject to such Mortgage in the transaction giving rise to such Mortgage, whichever is less; provided, that if the proceeds of such Mortgage Loan were used to refinance an outstanding mortgage loan, the term "Appraised Value" shall mean the appraised value of the property subject to such Mortgage Loan based upon the appraisal made for the Company at the time of such refinancing pursuant to the guidelines referred to above.

           ASSIGNMENT OF MORTGAGE:  As to each Mortgage Loan, a separate
          -----------------------
assignment of such Mortgage Loan and related Mortgage, from the Company to the Purchaser, conveying all right, title and interest of the Company in and to such Mortgage Loan and related Mortgage to the Purchaser.

           BUSINESS DAY:  Any day other that (i) a Saturday or Sunday, or (ii) a
          -------------
day on which banking or savings and loan institutions in the State of __________ or the State of ___________ are authorized or obligated by law or executive order to be closed.

           COMPANY:  _______________________________________, or its successor
          ---------
in interest or any successor to the Company under this Agreement appointed as herein provided.

           CUSTODIAL ACCOUNT:  The separate account or accounts created and
          ------------------
maintained pursuant to Section 4.04, which may be interest bearing, which shall bear a designation clearly indicating that the funds deposited therein are held in trust for the benefit of the Purchaser, and which shall be either (i) maintained with a bank having debt obligations rated not lower that AA by Standard & Poor's Corporation, or (ii) an account or accounts the deposits in which are fully insured by either FDIC or FSLIC. Funds deposited in the Custodial Account shall be held in trust for the Purchaser, for the uses and purposes set forth in Sections 4.04 and 4.05.

            CUT-OFF DATE:  With respect to each Mortgage Loan, the first day of
           -------------
the month in which the related Funding Date occurs.

           DETERMINATION DATE:  The 15th day (or, if such 15th day is not a
          -------------------
Business Day, the Business Day immediately Preceding such 15th day) of the month of the related Remittance Date.

           DUE DATE:  The day of the month of the related Remittance Date on
          ---------
which each Monthly Payment is due, exclusive of any days of grace, which, for the Mortgage Loans, is the first day of the month.

           DUE PERIOD:  With respect to each Remittance Date, the applicable Due
          -----------
Period shall be the period beginning on the second day of the month preceding the month of the Remittance Date, and ending on the first day of the month of the Remittance Date.

           ESCROW ACCOUNT:  The separate account or accounts created and
          ---------------
maintained pursuant to Section 4.06, which may be interest bearing, which shall bear a designation clearly indicating that the funds deposited therein are held in trust for the benefit of the related Mortgagors and the Purchaser, and which shall be either (i) maintained with a bank having debt obligations rated not lower than AA by Standard & Poor's Corporation, or (ii) an account or accounts the deposits in which are fully insured by either FDIC or FSLIC. Funds deposited in the Escrow Account shall be held in trust for the related Mortgagors and for the Purchaser, for the uses and purposes set forth in Sections 4.06 and 4.07.

           ESCROW PAYMENTS:  The amounts constituting ground rents, taxes,
          ----------------
assessments, water rates, premiums on any Primary Mortgage Insurance Policy, premiums on flood, fire and other hazard insurance required to be kept in force pursuant to this Agreement and other payments required to be escrowed by the Mortgagor with the mortgagee pursuant to any Mortgage Loan and this Agreement.

            EVENT OF DEFAULT:  Any one of the conditions or circumstances
           -----------------
enumerated as such in Section 9.01.

            FDIC:   The Federal Deposit Insurance Corporation or any successor.
           -----

            FHLMC:  The Federal Home Loan Mortgage Corporation or any successor.
           ------

            FIDELITY BOND:  A fidelity bond to be obtained by the Company
           --------------
pursuant to Section 4.11.

            FIRST BOSTON OFFERING SYSTEM:  As defined in the Purchase Agreement.
           -----------------------------

           FLOOD INSURANCE POLICY:  Each policy of flood insurance required to
          -----------------------
be caused to be maintained by the Company Pursuant to section 4.10.

            FNMA:  The Federal National Mortgage Association or any successor.
           -----

            FSLIC:  The Federal Savings and Loan Insurance Corporation or any
           ------
successor.

            FUNDING DATE:  With respect to each Mortgage Loan, the date on which
           -------------
such Mortgage Loan is purchased.

           HAZARD INSURANCE POLICY:  Each insurance policy (other than the Flood
          ------------------------
Insurance Policy) required to be caused to be maintained by the Company pursuant to Section 4.10.

           LIQUIDATION PROCEEDS:  Cash received in connection with the
          ---------------------
liquidation of a defaulted Mortgage Loan, whether through the sale or assignment of the Mortgage Loan, trustee's sale, foreclosure sale or otherwise, or the sale of the Mortgaged Property if the Mortgaged Property is acquired in satisfaction of the Mortgage.

            LOAN DATA:  As defined in the Purchase Agreement.
           ----------

           LOAN-TO-VALUE RATIO or LTV:  With respect to any Mortgage Loan, as of
          ---------------------------
any date, the fraction, expressed as a percentage, the numerator of which is the original principal balance of the Mortgage Loan and the denominator of which is the Appraised Value of the related Mortgaged Property.

           MONTHLY PAYMENT:  The scheduled monthly payment of principal and
          ----------------
interest on a Mortgage Loan which is payable by a Mortgagor under the related Mortgage Note.

           MORTGAGE:  The mortgage, deed of trust or other instrument creating a
          ---------
first lien on or first priority ownership interest in an estate in fee simple in real property securing a Mortgage Note.

           MORTGAGE FILE:  The items referred to in Exhibit A annexed hereto
          --------------
pertaining to a particular Mortgage Loan (and any additional documents required to be added to the Mortgage File pursuant to this Agreement).

            MORTGAGE INTEREST RATE:  The annual rate at which interest accrues
           -----------------------
on any Mortgage Loan.

           MORTGAGE LOAN:  An individual Mortgage Loan which is the subject of
          --------------
this Agreement, each Mortgage Loan subject to this Agreement being identified on the Mortgage Loan Schedule in effect from time to time.

           MORTGAGE LOAN REMITTANCE RATE:  As to each Mortgage Loan, the rate of
          ------------------------------
interest remitted to Purchaser, which shall be the Mortgage Interest Rate less the Servicing Fee Rate.

           MORTGAGE LOAN SCHEDULE:  The list of Mortgage Loans which are subject
          -----------------------
to this Agreement, attached hereto as Exhibit F, which list shall set forth the following information for each Mortgage Loan:

          1.  Loan number

          2.  Mortgagor's name

          3.  Street address (including ZIP code) of the Mortgaged Property

          4. Owner-occupancy code (indicating that the property is either (a) owner-occupied, (b) a vacation home, or (c) investment property)

          5. Property type code (indicating that the property is either (a) a fully detached single-family residence, (b) a two- to four-family residence, (c) an individual condominium unit, or (d) a townhouse)

          6.  Origination date

          7.  Mortgage Interest Rate

          8.  Servicing Fee Rate

          9.  Original term and stated maturity

          10. Original principal balance

          11. First payment due date

          12. Monthly Payment

          13. Stated Principal Balance as of the Cut-off Date

          14. Loan-to-Value Ratio at origination

          15. Appraised Value of the related Mortgaged Property

          16. The actual principal balance as of the fifteenth day of the calendar month in which the Funding Date occurs

          17.  Paid-to date

          18. The identity of the housing development or condominium project, as applicable, in which the property is located

          19. Whether the proceeds of the Mortgage Loan were used to refinance an existing loan

Such schedule shall also set forth the total of the amounts described under 10 and 13 above for all of the Mortgage Loans.

           MORTGAGE NOTE:  The Note or other evidence of indebtedness evidencing
          --------------
the indebtedness of Mortgagor secured under a Mortgage Loan.

           MORTGAGOR:  The  obligor an a Mortgage Note.
           ----------

           NATURAL PERSON:  Any human being.
           ---------------

           OFFICERS' CERTIFICATE:  A certificate signed by the Chairman of the
           ---------------------
Board, the Vice Chairman of the Board, the President or a Vice President and by the Treasurer, the Secretary or one of the Assistant Treasurers or Assistant Secretaries of the Company, and delivered to the Purchaser as required by this Agreement.

            OPINION OF COUNSEL:  A written opinion of counsel, who may be
           -------------------
counsel for the Company, acceptable to the Purchaser.

           PERSON:  Any individual, corporation, partnership, joint venture,
          -------
association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

            POOLING TRANSACTION:  As defined in the Purchase Agreement.
           --------------------

           PRIMARY MORTGAGE INSURANCE POLICY:  Each primary policy of mortgage
          ----------------------------------
guaranty insurance, or any replacement policy therefor, required to be maintained pursuant to Section 4.13.

           PRINCIPAL PREPAYMENT:  Any payment or other recovery of all or any
          ---------------------
portion of the outstanding principal on a Mortgage Loan which is received in advance of its scheduled Due Date and is not accompanied by an amount as to interest representing scheduled interest due on any date or dates in any month or months subsequent to the month of prepayment.

           PURCHASE AGREEMENT:  The Origination and Purchase Agreement, dated
          -------------------
_______, 199__ between the Purchaser, as purchaser, and the Company, as seller, including all amendments thereof and supplements thereto entered into in accordance with the provisions thereof.

            PURCHASER:                                     and its successors
           ----------
and assigns.

           REMITTANCE DATE:  The 18th day of any month, or, if such 18th day is
          ----------------
not a Business Day, the first Business Day immediately preceding, commencing, with respect to each Mortgage Loan, on the 18th day of the month following the month in which the related Cut-off Date occurs.

           SERVICING ADVANCES:  All customary, reasonable and necessary "out of
          -------------------
pocket" costs and expenses incurred in the performance by the Company of its servicing obligations, including, but not limited to, the cost of (a) the preservation, restoration and protection of the Mortgaged Property, (b) any enforcement or judicial proceedings, including foreclosures, (c) the management and liquidation of the Mortgaged Property if the Mortgaged Property is acquired in satisfaction of the Mortgage, and (d) compliance with the obligations under
Section 4.08.

           SERVICING FEE:  With respect to each Mortgage Loan, the amount of the
          --------------
annual fee Purchaser shall pay to the Company, calculated as (i) the Servicing Fee Rate, multiplied by (ii) the outstanding principal amount thereof. Such fee shall be payable monthly, computed on the basis of the same principal amount and for the period respecting which any related interest payment on a Mortgage Loan is computed. The obligation of the Purchaser to pay the servicing Fee is limited to, and payable solely from, the interest portion (including recoveries with respect to interest from Liquidation Proceeds, to the extent permitted by
Section 4.05) of such Monthly Payments collected by the Company, or as otherwise provided under Section 4.05.

            SERVICING FEE RATE:  As to each Mortgage Loan, the rate identified
           -------------------
as such on the Mortgage Loan Schedule.

           SERVICING OFFICER:  Any officer of the Company involved in, or
          ------------------
responsible for, the administration and servicing of the Mortgage Loans whose name appears on a list of servicing officers furnished to the Purchaser by the Company, as such list may from time to time be amended.

           STATED PRINCIPAL BALANCE:  As to each Mortgage Loan, (i) the
          -------------------------
principal balance of the Mortgage Loan at the Cut-off Date after giving effect to payments of principal due on or before such date, whether or not received, minus (ii) the aggregate of all amounts previously distributed to the Purchaser with respect to the Mortgage Loan representing payments or recoveries of principal, or advances in lieu thereof.

                                 ARTICLE  II

          CONVEYANCE OF MORTGAGE LOANS; POSSESSION OF MORTGAGE FILES;
          -----------------------------------------------------------
             BOOKS AND RECORDS; DELIVERY OF MORTGAGE LOAN DOCUMENTS
             ------------------------------------------------------

          Section   2.01  Conveyance of Mortgage Loans; Possession of Mortgage
                          ----------------------------------------------------
Files.
-----

          The Company does hereby sell, transfer, assign, set over and convey to the Purchaser, without recourse, but subject to the terms of this Agreement, all the right, title and interest of the Company in and to each Mortgage Loan purchased by the Purchaser pursuant to the Purchase Agreement, effective on the applicable Funding Date. The contents of each Mortgage File not delivered to the Purchaser are and shall be held in trust by the Company for the benefit of the Purchaser as the owner thereof and the Company's possession of the portion of each Mortgage File so retained is at the will of the Purchaser for the sole purpose of servicing the related Mortgage Loan, and such retention and possession by the Company is in a custodial capacity only. Upon the purchase of any Mortgage Loan, the ownership of the related Mortgage Note, Mortgage and Mortgage File is vested in the Purchaser, and the ownership of all records and documents with respect to each Mortgage Loan prepared by or which come into the possession of the Company shall immediately vest in the Purchaser and shall be retained and maintained, in trust, by the Company at the will of the Purchaser in such custodial capacity only. The portion of each Mortgage File so retained shall be segregated from the other books and records of the Company and shall be appropriately marked to clearly reflect the sale of the related Mortgage Loan to the Purchaser. The Company shall release from its custody the contents of any Mortgage File only in accordance with written instructions from the Purchaser, unless such release is required as incidental to the Company's servicing of the Mortgage Loans or is in connection with a repurchase of any Mortgage Loan pursuant to Section 3.03.

          Section  2.02   Books and Records.
                          -----------------

          All rights arising out of the Mortgage Loans, including, but not limited to, all funds received on or in connection with a Mortgage Loan, shall be held by the Company in trust for the benefit of the Purchaser as the owner of the Mortgage Loans.

          The Sale of each Mortgage Loan by the Company to the Purchaser shall be reflected on the Company's balance sheet and other financial statements as a sale of assets by the Company. The Company shall be responsible for maintaining, and shall maintain, a complete set of books and records for each Mortgage

Loan which shall be clearly marked to reflect the ownership of each Mortgage Loan by the Purchaser.

          Section  2.03      Delivery of Mortgage Loan Documents.
                             -----------------------------------

          The Company will deliver to the Purchaser, or to such Person as Purchaser shall designate in writing, each of the following documents for each Mortgage Loan on or before the applicable Funding Date:

     (a) The original Mortgage Note endorsed "Pay to the order of ___________________________ without recourse," and signed in the name of the Company by an authorized officer;

     (b) The original Mortgage, with evidence of recording indicated thereon or a certified true copy of the original Mortgage in those instances where the public recorder's office retains the original, certified by the relevant recorder's office, together with the registration copy of the Mortgage (if the Mortgaged Property is registered under a Torrens System) with a proper endorsement of transfer thereon, or, if the Mortgage Loan was originated within 90 days prior to the Funding Date, then a true copy of the Mortgage, together with a recorder's receipt evidencing delivery of such Mortgage to the appropriate public recorder's office for recordation or, if such office does not issue such recorder's receipts, with a certificate of a Servicing Officer certifying that such Mortgage has been delivered to such office for recordation. In any event, the original Mortgage with evidence of recording indicated thereon, shall be delivered to the Purchaser within 60 days after the Funding Date;

     (c) The original of the Assignment of Mortgage with respect to each Mortgage, to and signed in the name of the Company by an authorized officer, which assignment is in form and substance acceptable for recording;

     (d) The original Primary Mortgage Insurance Policy, if required under
         Section 3.01(ee);

     (e) The original policy of title insurance, or a binder of commitment for title insurance dated and certified as of the date the Mortgage Loan was funded, together with an Opinion of Counsel addressed to the Company and its successors and assigns that such binder or commitment insures the priority of the lien of the related Mortgage during the period between the date of the funding of the related Mortgage Loan and the date of the related title policy. In any event, the original policy of the title insurance, dated the date of recording of the related Mortgage, shall be delivered to the Purchaser within 60 days after the Funding Date;

     (f) Originals of each assumption or modification agreement, written assurance or substitution agreement;

     (g) The original appraisal made by an appraiser meeting the requirements of
         Section 3.01(n);

     (h) Survey or plat map of the Mortgaged Property, including legal description if title insurance policy contains an exception as to boundary and building line restrictions;

     (i) A copy of each instrument necessary to complete identification of any exception set forth in the exception schedule in the title policy, e.g., map or plat restrictions, easements, sewer agreements, home association declarations, etc.;

     (j) The original of the final residential loan application (executed by the Mortgagor);

     (k) Verification of employment and income;

     (l) Credit report on the Mortgagor;

     (m) Photographs of the Mortgaged Property, including front, side, rear and street views, together with photographs of the comparables contained in the appraisal;

     (n) A copy of the purchase agreement with respect to the Mortgaged Property (unless the Mortgage Loan constitutes a refinancing of an outstanding mortgage loan); and

     (o) Payment history as of the Funding Date.

                                 ARTICLE III

                   REPRESENTATIONS AND WARRANTIES OF COMPANY;
                   -----------------------------------------
                          REPURCHASE OF MORTGAGE LOANS
                          ----------------------------

          Section  3.01  Individual Mortgage Loans.
                         -------------------------

          The Company hereby represents and warrants to the Purchaser that, as to each Mortgage Loan, as of the Funding Date with respect to such Mortgage
Loan:

     (a) The information set forth on the Mortgage Loan Schedule is complete, true and correct in all material respects as of the date or dates respecting which such information is furnished;

     (b) The Mortgage Note and the Mortgage have not been assigned or pledged (provided, that the Company may have pledged such Mortgage Note or Mortgage to a lender under a warehouse line of credit, in which event such pledge was released prior to such sale of the Mortgage Loan to the Purchaser); and the Company has good and marketable title thereto, and the Company is the sole owner and holder of the Mortgage Loan free and clear of any and all liens, claims, encumbrances, participation interests, equities, pledges, charges or security interests of any nature and has full right and authority, subject to no interest or participation of, or agreement with, any other party, to sell and assign the same pursuant to this Agreement;

     (c) The Mortgage is a valid and subsisting first lien on the related Mortgaged Property subject only to (a) the lien of current real property taxes and assessments, (b) covenants, conditions and restrictions, rights of way, easements and other matters of public record as of the date of recording of such Mortgage, such exceptions appearing of record being acceptable to mortgage lending institutions generally or specifically reflected in the appraisal or appraisals made in connection with the origination of the Mortgage Loan, and (c) other matters to which like properties are commonly subject which do not materially interfere with the benefits of the security intended to be provided by such Mortgage. Any security agreement, chattel mortgage or equivalent document related to the Mortgage and delivered to the Purchaser or its designee establishes in the Company, a valid and subsisting first lien on the property described therein and the Company has full right to sell the same to the

         Purchaser and to assign the same to the Purchaser or to its order;

     (d) The terms of the Mortgage Note and the Mortgage have not been impaired, altered or modified in any respect, except by a written instrument which has been recorded, if necessary, to protect the interest of the holder of the Mortgage Note and the mortgagee under the Mortgage and which the Company acknowledges has been delivered to the Purchaser or its designee. The substance of any such alteration or modification has been approved by the insurer under the Primary Mortgage Insurance Policy, if any;

     (e) No instrument of release or waiver has been executed in connection with the Mortgage Loan, and no Mortgagor has been released, in whole or in part, except in connection with an assumption agreement which has been approved by the insurer under the Primary Mortgage Insurance Policy, if any, and which has been delivered to the Purchaser or its designee;

     (f) There are no defaults in complying with the terms of the Mortgage, and all taxes, governmental assessments insurance premiums, water, sewer and municipal charges, leasehold payments or ground rents which previously became due and owing have been paid, or an escrow of funds has been established in an amount sufficient to pay for every such item which remains unpaid and which has been assessed but is not yet due and payable. The Company has not advanced funds, or induced, solicited or knowingly received any advance of funds by a party other than the Mortgagor, directly or indirectly, for the payment of any amount required by the Mortgage, except for interest accruing from the date of the Mortgage Note or date of disbursement of the Mortgage proceeds, whichever is greater, to the day which precedes by one month the Due Date of the first installment of principal and interest;

     (g) There is no proceeding pending or threatened for the total or partial condemnation of the Mortgaged Property, nor has any notice of any such pending or threatened proceeding been received or is such a proceeding currently occurring, and such property is free of damage and in good repair;

     (h) There are no mechanics' or similar liens or claims for work, labor or material (and no rights are outstanding that under law could give rise to such a lien) affecting the Mortgaged Property or the Mortgage which are, or may be, a lien prior or equal to, or coordinate with, the lien of the Mortgage, and there are no delinquent tax or assessments liens against the Mortgaged Property;

     (i) All of the improvements which were included for the purpose of determining the appraised value of the Mortgaged Property lie wholly within the boundaries and building restriction lines of such property, and no improvements on adjoining properties encroach upon the Mortgaged Property;

     (j) There do not exist any circumstances or conditions with respect to the Mortgage, the Mortgaged Property, the Mortgagor or the Mortgagor's credit standing that can be reasonably expected to cause private institutional investors to regard the Mortgage Loan as an unacceptable investment, cause the Mortgage Loan to become delinquent or adversely affect the value or marketability of the Mortgage Loan;

     (k) No improvement located on or being part of the Mortgaged Property is in violation of any applicable zoning law or regulation. All inspections, licenses and certificates required to be made or issued with respect to all occupied portions of the Mortgaged Property and, with respect to the use and occupancy of the same, including, but not limited to, certificates of occupancy and fire underwriting certificates, have been made or obtained from the appropriate authorities and the Mortgaged Property is lawfully occupied under applicable law;

     (l) All parties which have had any interest in the Mortgage, whether as mortgagee, assignee, pledgee or otherwise, are (or, during the period in which they held and disposed of such interest, were) (1) in compliance with any and all applicable licensing requirements of the laws of the State wherein the Mortgaged Property is located, and (2)
         (A) organized under the laws of such State, (B) qualified to do business in such State, or (C) federal savings and loan associations or national banks having principal offices in such State, or (D) not doing business in such State;

     (m) All payments required to be made up to the Cut-off Date for the Mortgage Loan under the terms of the Mortgage Note have been made. The Mortgage Loan is not 30 or more days delinquent in payment on the Funding Date and has not been 30 or more days delinquent in payment more than once in the 12-month period ending on the Funding Date;

     (n) The Mortgage File contains each of the documents and instruments specified to be included therein duly executed and in due and proper form, and each such document or instrument is in form acceptable to FNMA and FHLMC. Each appraisal of the Mortgaged Property was made by an appraiser experienced in the appraisal of one- to four-family residences and actively engaged in such appraisal work, who is a member of the SRA, the RM, the MAI, the SRPA or the SREA. The Mortgage Note, Mortgage and each appraisal are on forms approved by FNMA or FHLMC with such riders as have been approved by FNMA or FHLMC, as the case may be;

     (o) The Mortgage Note and the Mortgage are genuine, and each is the legal, valid and binding obligation of the maker thereof, enforceable in accordance with its terms. All parties to the Mortgage Note and the Mortgage had legal capacity to execute the Mortgage Note and the Mortgage and each Mortgage Note and Mortgage have been duly and properly executed by such parties;

     (p) The Mortgage Loan, at the time it was originated and on the Funding Date, complied in all material respects with any and all applicable requirements of federal, state and local law, including, without limitation, usury, truth-in-lending, real estate settlement procedures, consumer credit protection, equal credit opportunity and disclosure laws, and the Company shall maintain in its possession, available for the Purchaser's inspection, and shall deliver to the Purchaser or its designee, upon demand, evidence of compliance with all such requirements, and the consummation of the transactions contemplated by this Agreement will not involve the violation of any such laws;

     (q) The proceeds of the Mortgage Loan have been fully disbursed, there is no requirement for future advances thereunder and any and all requirements as to completion of any on-site or off-site improvements and as to disbursements of any escrow funds therefor have been complied with. All costs, fees and expenses incurred in making, closing or recording the Mortgage Loan were paid;

     (r) The Assignment of Mortgage validly assigns, transfers and conveys the Mortgage Loan and Mortgage to the Purchaser free and clear of any pledge, lien, encumbrance or security interest, and is in recordable form and sufficient under the laws of the jurisdiction wherein the Mortgaged Property is located to reflect such assignment, transfer and conveyance;

     (s) The Mortgage Loan is covered by an ALTA mortgage title insurance policy (1970 Form), or such other generally acceptable form of policy of title insurance acceptable to FNMA or FHLMC, issued by and the valid and binding obligation of a title insurer acceptable to FNMA and FHLMC and qualified to do business in the jurisdiction where the Mortgaged Property securing such Mortgage Loan is located, insuring the Company, its successors and assigns, as to the first priority lien of the Mortgage in the original principal amount of the Mortgage Loan. The Company and its successors and assigns are the sole named insureds under such mortgage title insurance policy; the assignment to the Purchaser of the Company's interest in such mortgage title insurance policy in each case does not require the consent of or notification to the insurer; and such mortgage title insurance policy was valid and in full force and effect at the origination of the Mortgage Loan, is valid and remains in full force and effect and will be in full force and effect and inure to the benefit of the Purchaser and any subsequent owners of the Mortgage Loans, including a trustee acting on their behalf, upon the consummation of the transactions contemplated by this Agreement. No claims have been made under such mortgage title insurance policy and no prior holder of the Mortgage, including the Company has done, by act or omission, anything which would impair the coverage of such mortgage title insurance policy;

     (t) All improvements upon the Mortgaged Property are insured against loss by flood, fire, hazards of extended coverage and such other hazards as are customary in the area where the Mortgaged Property is located, pursuant to insurance policies conforming to the requirements of
         Section 4.10 hereof. Each Hazard Insurance Policy and Flood Insurance Policy contains a standard mortgagee clause naming the Company and its successors and assigns as mortgagee and loss payee and all premiums thereon have been paid. Each Hazard Insurance Policy and Flood Insurance Policy is the valid and binding obligation of the insurer, is in full force and effect and will be in full force and effect and inure to the benefit of the Purchaser and any subsequent owners of the Mortgage Loans, including a trustee acting on their behalf, upon the consummation of the transactions contemplated by this Agreement. Neither the Company nor any Mortgagor has engaged in any act or omission which would impair the coverage of any policy or the validity and binding effect thereof. The Mortgage obligates the Mortgagor thereunder to maintain all such insurance at Mortgagor's cost and expense, and, upon the Mortgagor's failure to do so, authorizes the mortgagee under the Mortgage to obtain and maintain such insurance at Mortgagor's cost and expense and to seek reimbursement therefor from the Mortgagor. The Company has not acted or failed to act so as to impair the coverage of any such insurance policy;

     (u) There is no default, breach, violation or event of acceleration existing under the Mortgage or the Mortgage Note and no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute such a default, breach, violation or event of acceleration; and the Company has not waived any such default, breach, violation or event of acceleration;

     (v) The Mortgage Loan, the Mortgage and the Mortgage Note, including the obligation of the Mortgagor to pay the unpaid principal of and interest on such Mortgage Note, are each not subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury, nor will the operation of any of the terms of the Mortgage Note or the Mortgage, or the exercise of any right thereunder, render either the Mortgage Note or the Mortgage unenforceable, in whole or in part, or subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury, and no such right of rescission, set-off, counterclaim or defense has been asserted with respect thereto;

     (w) The Mortgage Loan was originated by the Company in its own name, and has not been sold to any Person other than the Purchaser; provided, that the Company may have pledged such Mortgage Loan to a lender under a warehouse line of credit, in which event such pledge was released prior to the sale of such Mortgage Loan to the Purchaser;

     (x) The Mortgage Loan is a conventional mortgage loan having an original term as set forth on the Mortgage Loan Schedule, with interest payable in arrears on the first day of each month. The Mortgage Loan is payable in self-amortizing, equal monthly installments of principal and interest and bears a fixed Mortgage Interest Rate for the term of the Mortgage Loan. The Mortgage Loan is not subject to any buydown or subsidy agreement or similar arrangement providing for a temporary reduction in the cash payment made by the Mortgagor each month. The Mortgage Loan is not subject to negative amortization;

     (y) The Mortgage Loan contains an enforceable provision for the acceleration by the mortgage under the Mortgage of the payment of the unpaid principal balance of the Mortgage Loan in the event the related Mortgaged Property is sold without the prior consent of such mortgagee ;

     (z) As indicated on the Mortgage Loan Schedule, at the time that the Mortgage Loan was originated the Mortgagor represented that the Mortgaged Property would be (i) an owner-occupied primary residence, or, in the case of a two-to-four-family residence, that at least one of the units would be so occupied, (ii) a vacation home that will not be part of a mandatory rental pool and will be suitable for year-round occupancy, or (iii) an investment property, and, if such Mortgaged Property is a unit in condominium, that such unit would be owner-occupied and not a part of a mandatory rental pool; and the Company has no reason to believe that such representations of the Mortgagor are no longer true. The Mortgagor is a Natural Person. The Mortgaged Property is lawfully occupied under applicable law;

     (aa) The Mortgage Note is not and has not been secured by any collateral except the lien of the Mortgage and the security interest of any applicable security agreement or chattel mortgage referred to in
          Section 3.01(c);

     (bb) The Mortgage contains customary and enforceable provisions which render the rights and remedies of the holder thereof adequate for the realization against the Mortgaged Property of the benefits of the security, including, (i) in the case of a Mortgage designated as a deed of trust, by trustee's sale, and (ii) otherwise by judicial foreclosure. There is not homestead or other exemption available to the Mortgagor which would interfere with the right to sell the Mortgaged Property at a trustee's sale or the right to foreclose the Mortgage;

     (cc) With respect to each Mortgage constituting a deed or trust, a trustee, duly qualified under applicable law to serve as such, has been properly designated and currently so serves and is named in such Mortgage, and no fees or expenses are or will become payable by the Purchaser, or any subsequent owners of the Mortgage Loans or a trustee acting on their behalf, to the trustee under the deed of trust, except in connection with a trustee's sale after default by the Mortgagor;

     (dd) The Mortgaged Property is located in the State identified in the Mortgage Loan Schedule and consists of (i) a single parcel of real property with a fully detached single-family residence erected thereon, (ii) a two to four-family residence, (iii) an individual condominium unit located in a building consisting of not more than four stories in a project as described below or (iv) a townhouse located in a building consisting of not more than four stories; provided that each condominium unit described above is located within a project that has been approved, or is eligible for approval, by FNMA and that no residence or dwelling is (a) a unit in a cooperative apartment or related capital shares, (b) a property constituting part of a syndication, (c) a time share unit, (d) a property held in trust,
          (e) a property the Mortgagor's ownership interest in which consists of a leasehold estate, (f) a mobile home, or (g) a manufactured dwelling;

     (ee) No Mortgage Loan had a Loan-to-Value Ratio at origination in excess of 95%. There has been issued with respect to each Mortgage Loan with a Loan-to Value Ratio at origination in excess of 75% a Primary Mortgage Insurance Policy, issued by a mortgage insurance company licensed to do business in the State in which the related Mortgaged Property is located, approved by FHLMC and FNMA and having a rating not lower than AA by Standard & Poor's Corporation. As to each such Mortgage Loan, such policy insures the named insured and its successors and assigns, and provides coverage in an amount equal to the excess of the outstanding principal balance of the related Mortgage Loan plus accrued interest thereon and related foreclosure expenses over 75% of the Appraised Value of the Mortgaged Property. All provisions of such Primary Mortgage Insurance Policy have been and are being complied with, such policy is in full force and effect and all premiums due thereunder have been paid. Any Mortgage subject to any such Primary Mortgage Insurance Policy obligates the Mortgagor thereunder to maintain such insurance and pay all premiums and charges in connection therewith. The Mortgage Interest Rate for the Mortgage Loans as set forth on the Mortgage Loan Schedule is net of any such insurance premium. No Mortgage Loan is secured by a Mortgaged Property which was subject to secondary financing at origination. No Mortgage Loan secured by a Mortgaged Property used as a vacation home or constituting an investment property had a Loan-to-Value Ratio at origination in excess of 80% or an original principal balance in excess of $250,000. No Mortgage Loan the proceeds of which were used to refinance an existing loan had a Loan-to-Value Ratio at origination in excess of 90%. If the Loan-to-Value Ratio of such loan exceeded 80%, all of the proceeds of the Mortgage Loan were used to repay the prior loan. Each Mortgage Loan secured by a Mortgaged Property used as a vacation home or constituting an investment property is covered by a 12% Primary

          Mortgage Insurance Policy for the life of such Mortgage Loan. As to each Mortgage Loan originated more than 12 months prior to the Funding Date, the current Appraised Value is not less than the Appraised Value at the origination of the Mortgage Loan, as evidenced by an appraisal made by an appraiser meeting the requirements of Section 3.01 (n), dated no earlier that 12 months prior to the Funding Date;

     (ff) The Mortgage Loan was underwritten in accordance with FNMA underwriting standards in effect at the time the Mortgage Loan was originated except that the original principal balance of the Mortgage Loan may exceed such standards;

     (gg) There exist no deficiencies with respect to escrow deposits and payments, if such are required, for which customary arrangements for repayment thereof have not been made, and no escrow deposits or payments of other charges or payments due the Company have been capitalized under the Mortgage or the Mortgage Note;

     (hh) The Mortgage Loan contains no early ownership provision;

     (ii) The Mortgage Loan is not secured by Mortgaged Property located in any of the following Locations: (i) Dade or Broward Counties in the State of Florida; (ii) Harris, Montgomery or Fort Bend Counties in the State of Texas; (iii) the State of Hawaii; or (iv) the State of Alaska; and

     (jj) Any future advances made prior to the Cut-off Date have been consolidated with the outstanding principal amount secured by the Mortgage, and the secured principal amount, as consolidated, bears a single interest rate and single repayment term. The lien of the Mortgage securing the consolidated principal amount is expressly insured as having first lien priority by a title insurance policy, an endorsement to the policy insuring the mortgagee's consolidated interest or by other title evidence acceptable to FNMA and FHLMC. The consolidated principal amount does not exceed the original principal amount of the Mortgage Loan. The Company shall not make future advances after the Cut-off Date.

          Section  3.02  Company Representations.
                         -----------------------

          The Company hereby represents and warrants to the Purchaser as of each Funding Date:

     (a) The Company is a corporation duly organized, validly existing, and in good standing under the laws of the State of its incorporation and has all licenses necessary to carry on its business as now being conducted and is licensed, qualified and in good standing in the States where the Mortgaged Property is located if the laws of such State require licensing or qualification in order to enable the Company to perform its obligation under this Agreement; the Company has corporate power and authority to execute and deliver this Agreement and to perform in accordance herewith; the execution, delivery and performance of this Agreement (including all instruments of transfer to be delivered pursuant to this Agreement) by the Company and the consummation of the transactions contemplated hereby have been duly and validly authorized; this Agreement evidences the valid, binding and enforceable obligation of the Company; and all requisite corporate action has been taken by the Company to make this Agreement valid and binding upon the Company in accordance with its terms;

     (b) At all relevant times, the Company had power and authority to execute and deliver the Purchase Agreement and to perform in accordance therewith; the execution, delivery and performance of such agreements (including all instruments of transfer delivered pursuant thereto) by the Company and the consummation of the transactions contemplated thereby were duly and validly authorized; such agreements evidence the valid, binding and enforceable obligations of the Company; and all requisite corporate action was taken by the Company to make such agreements valid and binding upon the Company in accordance with their terms;

     (c) No approval of the transactions contemplated by this Agreement or the Purchase Agreement from the Federal Home Loan Bank Board, the FSLIC, the FDIC or any similar State regulatory authority having jurisdiction over the Company is or was required or, if required, such approval has been obtained;

     (d) The consummation of the transactions contemplated by this Agreement and the Purchase Agreement are or were in the ordinary course of business of the Company and will not and did not result in the breach of any term or provision of the charter or by-laws of the Company or result in the breach of any term or provision of, or conflict with or constitute a default under or result in the acceleration of any obligation under, any agreement, indenture or loan or credit agreement or other instrument to which the Company or its property is subject, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Company or its property is subject;

     (e) Neither this Agreement nor any statement, report or other document furnished or to be furnished pursuant to this Agreement or in connection with the transactions contemplated hereby contains any untrue statement of fact or omits to state a fact necessary to make the statements contained herein or therein not misleading;

     (f) The origination and collection practices used by the Company with respect to each Mortgage Note and Mortgage have been in all respects legal, proper, prudent and customary in the mortgage servicing business;

     (g) The Mortgage Note, the Mortgage, the Assignment of Mortgage and any other documents described in Section 2.03 or otherwise required to be delivered under this Agreement on or prior to the Funding Date for each Mortgage Loan have been delivered to the Purchaser or its designee and all documents described in Section 2.03 required to be delivered within 60 days after the Funding Date will be delivered within such 60 days. With respect to each Mortgage Loan the Company is in possession of such copies or originals of the documents comprising the Mortgage File as are necessary to enable the Company to service such Mortgage Loan under this Agreement, and there are no agreements in effect adversely affecting the right or ability of the Company to make the deliveries required under this Agreement. The transfer, assignment and conveyance of the Mortgage Notes and the Mortgages by the Company pursuant to the Purchase Agreement and the Assignment of Mortgage are not subject to the bulk transfer or any similar statutory provisions in effect in any applicable jurisdiction;

     (h) There is no action, suit, proceeding or investigation pending or threatened against the Company which, either in any one instance or in the aggregate, may result in any material adverse change in the business, operations, financial condition, properties or assets of the Company, or in any material impairment of the right or ability of the Company to carry on its business substantially as now conducted, or in any material liability on the part of the Company, or which would draw into question the validly of this Agreement or the Mortgage Loans or of any action taken or to be taken in connection with the obligations of the Company contemplated herein, or which would be likely to impair materially the ability of the Company to perform under the terms of this Agreement;

     (i) The Company does not believe, nor does it have any reason or cause to believe, that it cannot perform each and every covenant contained in this Agreement; and

     (j) The Company is an approved seller/servicer of conventional mortgage loans for FNMA or FHLMC in good standing and the Company's deposits are insured by the FDIC or FSLIC to the maximum extent permitted by law.

          Section  3.03   Repurchase.
                          ----------

          Is understood and agreed that, with respect to each Mortgage Loan, the representations and warranties set forth in Sections 3.01 and 3.02 shall survive delivery of such Mortgage Loan to the Purchaser and shall inure to the benefit of the Purchaser, notwithstanding any restrictive or qualified endorsement on any Mortgage File. Upon discovery by either the Company or the Purchaser of a breach of any of the foregoing representations and warranties which materially and adversely affects the value of the related Mortgage Loan or the interest of the Purchaser or any subsequent owners of the Mortgage Loan, the party discovering such breach shall give prompt written notice to the other. Within 60 days of the earlier of either discovery by or notice to the Company of any breach of a representation or warranty, the Company shall promptly cure such breach in all material respects or, if such breach cannot be cured, at the option of the Purchaser the Company shall repurchase such Mortgage Loan at a price equal to (i) 100% of the Stated Principal Balance of the Mortgage Loan as of the date of repurchase, plus (ii) interest on such Stated Principal Balance at the Mortgage Loan Remittance Rate from the date to which interest has last been paid and distributed to Purchaser to the date of repurchase. In the event that a breach shall involve any representation or warranty set forth in section 3.02, and such breach is not cured within 60 days of the earlier of either discovery by or notice to the Company of such breach, all the Mortgage Loans shall, at the option of the Purchaser, be repurchased by the Company at the price computed as provided above. Any such repurchase shall be accomplished by deposit in the Custodial Account of the amount of the purchase price (after deducting therefrom any amounts received in respect of such repurchased Mortgage Loan or Loans and being held in the Custodial Account for future distribution).

          In addition to such repurchase obligation, the Company shall indemnify and hold harmless the Purchaser against any loss, damages, penalties, fines, forfeitures, legal fees and related costs, judgments and other costs and expenses resulting from any claim, demand, defense or assertion based on or grounded upon, or resulting from, a breach of the Company's representations and warranties contained in this Agreement. The Company shall undertake the defense or prosecution of any claim, demand, defense or assertion based on or grounded upon, or resulting from, a breach of the Company's representations and warranties contained in
Section 3.01 or Section 3.02. It is understood and agreed that the obligations of the Company set forth in this Section 3.03 to cure or repurchase a defective Mortgage Loan and to indemnify the Purchaser as provided in this Section 3.03 constitute the sole remedies of the Purchaser respecting a breach of the foregoing representations and warranties.

          Any cause of action against the Company relating to or arising out of the breach of any representations and warranties made in Section 3.01 or 3.02 shall accrue as to any Mortgage Loan upon (i) discovery of such breach by the Purchaser or notice thereof by the Company to the Purchaser, (ii) failure by the Company to cure such breach or repurchase such mortgage Loan as specified above, and (iii) demand upon the Company by the Purchaser for all amounts payable in respect of such Mortgage Loan.

                                 ARTICLE  IV

                 ADMINISTRATION AND SERVICING OF MORTGAGE LOANS
                 ----------------------------------------------

          Section  4.01  Company to Act as Servicer.
                         --------------------------

          In performance of its duties under this Agreement, the Company shall be acting as an independent contract servicer and shall Service and administer the Mortgage Loans consistent with the terms of this Agreement and the First Boston Offering System Seller/Servicer Guide, as such Seller/Servicer Guide may be amended from time to time. The Company acknowledges that it has received such Seller/Servicer Guide as in effect on the date of this Agreement. The Company shall have no authority, express or implied, to act in any manner or by any means for or on behalf of the Purchaser in any capacity other than that of an independent contractor, and no authority to act in any manner except as herein expressly set forth or as it may from time to time be requested in writing by the Purchaser. The Company is not authorized or empowered to waive, release or vary the terms of any Mortgage Loan, waive any prepayment penalty, or waive or consent to the postponement of strict compliance on the part of any Mortgagor with any term, provision or covenant or to permit the assumption of any Mortgage Loan or in any other manner grant indulgence to any Mortgage without the express written consent of the Purchaser. In the event that any such modification of a Mortgage Loan with the consent of the Purchaser permits the deferral of interest or principal payments on any Mortgage Loan, the Company shall include in each remittance for any month in which any such principal or interest payment has been deferred an amount equal to, as the case may be, such month's principal and one month's interest at the Mortgage Loan Remittance Rate on the Stated Principal Balance of such Mortgage Loan and shall be entitled to reimbursement for such advance only to the same extent as for all other advances made pursuant to Section 5.03.

          The Company shall service and administer the Mortgage Loans in accordance with applicable State and federal laws and shall provide to each Mortgagor any reports required to be provided to such Mortgagor thereby. In servicing and administering the Mortgage Loans, the Company shall employ procedures (including collection procedures) and exercise the same care that it customarily employs and exercises in servicing and administering mortgage loans for it own account and in accordance with the highest standard of accepted mortgage servicing practices of prudent lending institutions in the respective States where the Mortgaged Properties are located and giving due consideration to the Purchaser's reliance on the Company.

          Section  4.02  Liquidation of Mortgage Loans.
                         -----------------------------

          In the event that any payment due under any Mortgage Loan and not postponed pursuant to Section 4.01 is not paid when the same becomes due and payable, or in the event the Mortgagor fails to perform any other covenant or obligation under the Mortgage Loan and such failure continues beyond any applicable grace period, the Company shall take such action as it shall deem to be in the best interest of Purchaser. Prior to commencing foreclosure proceedings, the Company shall notify Purchaser in writing of the Company's intention to so do, and the Company will not commence foreclosure proceedings unless and until directed to do so by the Purchaser, all as more particularly set forth in Section 4.15. In such connection, the Company shall from its own funds make all necessary and proper Servicing Advances in accordance with the provisions of Section 4.15.

          Section  4.03     Collection of Mortgage Loan Payments.
                            ------------------------------------

          Continuously from the date hereof until termination of this Agreement, the Company will proceed diligently to collect all payments due under each of the Mortgage Loans when the same shall become due and payable and will take special care in ascertaining and estimating annual ground rents, taxes, assessments, water rates, premiums on any Primary Mortgage Insurance Policy and all flood, fire and other hazard insurance required to be kept in force pursuant to this Agreement and all other charges that, as provided in any Mortgage, will become due and payable to the end that the installments payable by the Mortgagors will be sufficient to pay such charges as and when they become due and payable.

          Section  4.04  Establishment of Custodial Account; Deposits in
                         ----------------------------------- -----------
Custodial Account.
-----------------

          The Company shall segregate and hold all funds collected and received pursuant to each Mortgage Loan (other than any such funds which constitute Escrow Payments, which are to be held in the Escrow Account) separate and apart from any of its own funds and general assets and shall establish and maintain one or more Custodial Accounts (collectively, the "Custodial Account"), which shall comply with the requirements set forth in the definition of "Custodial Account" in Article I and shall be established in a depository acceptable to the Purchaser. The creation of any Custodial Account shall be evidenced by (a) a certification in the form of Exhibit B hereto, in the case of an account established with the Company, or (b) a letter agreement in the form of Exhibit C hereto, in the case of an account held by a depository other than the Company. In either case, a copy of such certification or letter agreement shall be furnished to the Purchaser. If a Custodial Account is maintained with a bank the rating on whose debt obligations by Standard & Poor's Corporation falls below AA, and if the deposits in such Custodial

Account are not fully insured by either FDIC or FSLIC, all funds held in such Custodial Account shall be immediately withdrawn by the Company and remitted to the Purchaser, and the Company shall thereafter establish and maintain a new Custodial Account or Accounts meeting the requirements of the first sentence of this Paragraph with one or more new depositories.

          In the event of the insolvency of the depository institution holding the Custodial Account, the Company shall establish a new Custodial Account in accordance with this Agreement, but not with the depository institution holding the Custodial Account so long as such institution holding the Custodial Account is insolvent.

          With respect to each Mortgage Loan, the Company shall deposit in the Custodial Account on a daily basis, and retain therein the following payments and collections received or made by it subsequent to the related Cut-off Date (other than in respect of principal and interest on the related Mortgage Loan due on or before the Cut-off Date):

     (i) all payments on account of principal, including Principal Prepayments, on the Mortgage Loans;

     (ii) all payments on account of interest on the Mortgage Loans adjusted to the Mortgage Loan Remittance Rate;

     (iii)  all Liquidation Proceeds;

     (iv) all proceeds received by the Company under any title, hazard or other insurance policy including amounts required to be deposited pursuant to Section 4.10, other than proceeds to be held in the Escrow Account and applied to the restoration or repair of the Mortgaged Property or released to the Mortgagor in accordance with Section 4.12;

     (v) all awards or settlements in respect of condemnation proceedings or eminent domain affecting any Mortgaged Property which are not released to the Mortgagor in accordance with the Purchaser's normal servicing procedures;

     (vi) any amount required to be deposited in the Custodial Account pursuant to Section 5.03, 6.01 or 6.02;

     (vii) any amounts payable by the Company in connection with the repurchase of any Mortgage Loan pursuant to Section 3.03; and

          (viii) with respect to each Principal Prepayment, an amount (to be paid by the Company out of its own funds) which, when added to all amounts allocable to interest received in connection with the Principal Prepayment, equals one month's interest on the amount of principal so prepaid for the month of prepayment at the applicable Mortgage Loan Remittance Rate.

          The foregoing requirements for deposit in the Custodial Account shall be exclusive, it being understood and agreed that, without limiting the generality of the foregoing, payments in the nature of late payment charges and assumption fees, to the extent permitted by Section 6.01, need not be deposited by the Company in the Custodial Account.

          Section  4.05  Permitted Withdrawals From the Custodial Account.
                         ------------------------------------------------

          The Company may, from time to time, withdraw funds from the Custodial Account for the following purposes:

     (i) to make payments to the Purchaser in the amounts and in the manner provided for in Section 5.01;

     (ii)  to reimburse itself for advances of Company funds made pursuant to
Section 5.03, the Company's right to reimburse itself pursuant to this clause
(ii) being limited to amounts received on the related Mortgage Loan which represent late payments of principal and/or interest respecting which any such advance was made;

     (iii) to reimburse itself for unreimbursed Servicing Advances and for unreimbursed advances of Company funds made pursuant to Section 5.03, the Company's right to reimburse itself pursuant to this clause (iii) with respect to any Mortgage Loan being limited to related Liquidation Proceeds, condemnation proceeds, amounts representing proceeds of insurance policies covering the related Mortgaged Property and such other amounts as may be collected by the Company from the Mortgagor or otherwise relating to the Mortgage Loan, it being understood that, in the case of any such reimbursement, the Company's right thereto shall be prior to the rights of Purchaser unless the Company is required to repurchase a Mortgage Loan pursuant to Section 3.03, in which case the Company's right to such reimbursement shall be subsequent to the payment to the Purchaser of the repurchase price pursuant to Section 3.03 and all other amounts required to be paid to the Purchaser with respect to such Mortgage Loan;

          (iv) to pay to itself any unpaid Servicing Fees with respect to a Mortgage Loan, but only to the extent that the related Liquidation Proceeds, condemnation proceeds, amounts representing proceeds of insurance policies covering the related Mortgaged Property and other amounts collected by the Company from the Mortgagor or otherwise relating to the Mortgage Loan exceed the sum of (A) the unpaid principal balance of such Mortgage Loan plus accrued interest at the Mortgage Loan Remittance Rate through the first day of the month following the month in which such proceeds are to be remitted to the Purchaser plus (B) all amounts reimbursed to the Company pursuant to clause (iii) above;

     (v) to reimburse itself for expenses incurred by and reimbursable to it pursuant to Section 8.01; and

     (vi) to clear and terminate the Custodial Account upon the termination of this Agreement.

          The Company shall keep and maintain separate accounting, on a Mortgage Loan by Mortgage Loan basis, for the purpose of justifying any withdrawal from the Custodial Account pursuant to clauses (ii) through (vi), inclusive.

          Section  4.06  Establishment of Escrow Account; Deposits in Escrow
                         ---------------------------------------------------
Account.
-------

          The Company shall segregate and hold all funds collected and received pursuant to each Mortgage Loan which constitute Escrow Payments or the proceeds of flood, fire or other hazard insurance which, pursuant to Section 4.12, are to be applied to the restoration or repair of the Mortgaged Property or released general assets and shall establish and maintain one or more Escrow Accounts (collectively, the "Escrow Account"), which shall comply with the requirements set forth in the definition of "Escrow Account" in Article I and shall be established in a depository acceptable to the Purchaser. The creation of any Escrow Account shall be evidenced by (a) a certification in the form of Exhibit D hereto, in the case of an account established with the Company, or (b) a letter agreement in the form of Exhibit E hereto, in the case of an account held by a depository other than the Company. In either case, a copy of such certification or letter agreement shall be furnished to the Purchaser. If an Escrow Account is maintained with a bank the rating on whose debt obligations by Standard & Poor's Corporation falls below AA, and if the deposits in such Escrow Account are not fully insured by either FDIC or FSLIC, all funds held in such Escrow Account shall be immediately withdrawn by the Company and remitted to the Purchaser, and the Company shall thereafter establish and maintain a new Escrow Account or Accounts meeting the requirements of the first sentence of this paragraph with one or more new depositories.

          In the event of the insolvency of the depository institution holding the Escrow Account, the Company shall establish a new Escrow Account in accordance with this Agreement, but not with the depository institution holding the Escrow Account so long as such institution holding the Escrow Account is insolvent.

          The Company shall deposit in the Escrow Account on a daily basis, and retain therein: (i) all Escrow Payments collected on account of any Mortgage Loans, for the purpose of effecting timely payment of any such items as required under the terms of this Agreement, and (ii) all amounts representing proceeds of any flood, fire or other hazard insurance policy which are to be applied to the restoration or repair of any Mortgaged Property or released to the Mortgagor in accordance with the provisions of Section 4.12. The Company shall make withdrawals therefrom only in accordance with Section 4.07 hereof. To the extent required by law, the Company shall pay interest on escrowed funds to the Mortgagor notwithstanding that the Escrow Account may not bear interest.

          Section  4.07  Permitted Withdrawals From Escrow Account.
                         -----------------------------------------

          Withdrawals from the Escrow Account may be made by the Company only
(a) to effect timely payments of ground rents, taxes, assessments, water rates, premiums on any Primary Mortgage Insurance Policy, premiums on all flood, fire and other hazard insurance required to be kept in force pursuant to this Agreement or other items constituting Escrow Payments for the related Mortgage,
(b) to reimburse the Company for any Servicing Advance made by the Company pursuant to Section 4.08 hereof with respect to a related Mortgage Loan, but only from amounts received on the related Mortgage Loan which represent late payments or collections of Escrow Payments thereunder, (c) to refund to any Mortgagor any funds found to be in excess of the amounts required under the terms of the related Mortgage Loan, (d) for transfer to the Custodial Account in accordance with the terms of the related Mortgage Loan, (e) for application to restoration or repair of the Mortgaged Property or release to the Mortgagor, but only in accordance with the provisions of Section 4.12 hereof, (f) to pay to the Mortgagor, to the extent required by law, any interest to be paid on the funds deposited in the Escrow Account, or (g) to clear and terminate the Escrow Account upon the termination of the Agreement. The Company shall keep and maintain separate accounting, on a Mortgage Loan by Mortgage Loan basis, for the purpose of justifying any withdrawal from the Escrow Account.

          Section  4.08  Payment of Taxes, Insurance and Other Charges.
                         ---------------------------------------------

          With respect to each Mortgage Loan, the Company shall maintain accurate records reflecting the status of ground rents, taxes, assessments, water rates and other charges which are or may become a lien upon the Mortgaged Property and the status of premiums on any Primary Mortgage Insurance Policy and on all flood, fire and other hazard insurance required to be kept in force pursuant to this Agreement and shall obtain, from time to time, all bills for the payment of such charges (including renewal premiums) and shall effect payment thereof prior to the applicable penalty or termination date and at a time appropriate for securing maximum discounts allowable, employing for such purpose deposits of the Mortgagor in the Escrow Account which shall have been estimated and accumulated by the Company in amounts sufficient for such purposes, as allowed under the terms of the Mortgage. To the extent that a Mortgage does not provide for Escrow Payments, the Company shall determine that any such payments are made by the Mortgagor at the time they first become due. The Company assumes full responsibility for the timely payment of all such bills and shall effect timely payments of all such bills irrespective of each Mortgagor's faithful performance in the payment of same or the making of the Escrow Payments and shall make advances from its own funds to effect such payments.

          The Company shall furnish to the Purchaser as of December 31st of each year an Officer's Certificate certifying that all ground rents, taxes, assessments, water rates and other charges which are or may become a lien upon the Mortgaged Property relating to any Mortgage Loan, together with the premiums on any Primary Mortgage Insurance Policy and on all flood, fire and other hazard insurance required to be kept in force pursuant to this Agreement, have been paid.

          Section  4.09   Transfer of Accounts.
                          --------------------

          The Company may transfer the Custodial Account or the Escrow Account to a different depository institution, provided such transferred account continues to meet the requirements set forth in Sections 4.04 and 4.06, as applicable. Such transfer shall be made only upon obtaining the consent of the Purchaser.

          SECTION  4.10   Maintenance of Hazard Insurance.
                          -------------------------------

          The Company shall cause to be maintained for each Mortgage Loan Insurance on all buildings on the related Mortgaged Property against fire, hazards of extended coverage and such other hazards as are customary in the area where the Mortgaged Property is located, in an amount which is at least equal to the maximum insurable value of the improvements of the Stated Principal Balance of the Mortgage Loan, whichever is less, but in any event in an amount not less than that which is necessary to avoid the application of any coinsurance provision. If the Mortgaged Property is in an area identified in the Federal Register by the Flood Emergency Management Agency as having special flood hazards (and such flood insurance has been made available) the Company will cause to be maintained a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration with a generally acceptable insurance carrier, in an amount representing coverage not less than the least of (i) the Stated Principal Balance of the Mortgage Loan, (ii) the full insurable value of the improvements, or (iii) the maximum amount of insurance available under the Flood Disaster Protection Act of 1968, as amended. The Company shall also maintain such flood, fire and other hazard insurance, together with liability insurance, on property acquired upon foreclosure, or by deed in lieu of foreclosure, of any Mortgage Loan. Any amounts collected by the Company under any such policies (other than amounts to be deposited in the Escrow Account and to be (a) applied to the restoration or repair of the property subject to the related Mortgage or property acquired in liquidation of the Mortgage Loan, or (b) released to the Mortgagor, any such amounts to be so applied or released only in accordance with the provisions of Section 4.12) shall be deposited in the Custodial Account, subject to withdrawal pursuant to Section 4.05. It is understood and agreed that no earthquake or other additional insurance need be required by the Company of any Mortgagor or maintained on property acquired in respect of a Mortgage Loan, other than pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance. All policies required hereunder shall be endorsed with standard mortgagee clauses with loss payable to the Company and its successors and assigns, and shall provide for at least 30 days prior written notice of any cancellation, reduction in amount or material change in coverage to the Company. The Company shall not interfere with the Mortgagor's freedom of choice in selecting either his insurance carrier or agent, provided, however, that the Company shall not accept any such insurance policies from insurance companies unless such companies currently reflect a General Policy Rating of A:VI or better in Best's Key Rating Guide and are licensed to do business in the State wherein the property subject to the policy is located. The Company and its successors and assigns will be named the loss payee under any Hazard Insurance Policy and Flood Insurance Policy. The Company, on behalf of itself and the Purchaser, shall present claims to the insurer under any Hazard Insurance Policy or Flood Insurance Policy in a timely fashion in accordance with the provisions of such policy.
The Company shall retain in its custody and safekeeping the originals of all policies of insurance required by the Section 4.10 as may be designated by the Purchaser and shall fully service all policies so retained.

          SECTION  4.11  Fidelity Bond; Errors and Omissions Insurance.
                         ---------------------------------------------

          The Company shall maintain with responsible companies, at its own expense, a blanket fidelity bond and an errors and omissions insurance policy, with broad coverage on all officers, employees or other persons acting in any capacity requiring such persons to handle funds, money, documents or papers relating to the Mortgage Loans ("Company Employees"). Any such fidelity bond and errors and omissions insurance shall be in the form of the Mortgage Banker's Blanket Bond and shall protect and insure the Company against losses, including forgery, theft, embezzlement, fraud, errors and omissions and negligent acts of such Company Employees. Such fidelity bond shall also protect and insure the Company against losses in connection with the release or satisfaction of a Mortgage Loan without having obtained payment in full of the indebtedness secured thereby. No provision of this Section 4.11 requiring such fidelity bond and errors and omissions insurance shall diminish or relieve the Company from its duties and obligations as set forth in this Agreement. The minimum coverage under any such bond and insurance policy shall be at least equal to the corresponding amounts required by FNMA in Section 1.02 of the FNMA Guaranteed Mortgage-Backed Securities Program Selling and Servicing Guide or by FHLMC in Sections 6402 and 6403 of the FHLMC Purchasers' & Servicers' Guide. Upon the request of Purchaser, the Company shall cause to be delivered to Purchaser a certified true copy of such fidelity bond and insurance policy and a statement from the surety and the insurer that such fidelity bond and insurance policy shall in no event be terminated or materially modified without 30 days prior written notice to Purchaser.


          SECTION  4.12  Application of Proceeds of Insurance to Repair or
                         -------------------------------------------------
Restoration.
-----------

          The Company shall collect the proceeds from all policies of insurance required to be maintained pursuant to Section 4.10 with respect to all losses that may occur. Any such proceeds may be remitted to the Mortgagor toward the restoration or repair of the related property only upon the written consent of the Purchaser unless such proceeds aggregate less than $5,000 or relate to personal property. In such event, the Company shall supervise all such repairs and, in general, shall do all things reasonably necessary to protect the interest of the Purchaser.

          The Company shall promptly notify the Purchaser of any loss or damage by fire, or from any other cause, to the property which results in a claim for $5,000 or more, and will not make any agreement with respect to the rehabilitation of the property without the written consent of the Purchaser. The Company shall render such services as are requested by the Purchaser in adjusting the loss or supervising the repair of the damage. The

Company's notification shall include a recommendation as to the proposed nature and cost of repairs. If necessary, the Company shall notify the insured under the applicable policy and the insurer under any applicable Primary Mortgage Insurance Policy, and shall determine that all required inspections have been made and that the necessary determinations of the adequacy of the proposed repairs shall be obtained before repair work commences. The Company shall send the Purchaser, to the extent available, copies of all inspection reports and other reports with respect thereto.

          SECTION  4.13  Maintenance of Primary Mortgage Insurance Policies.
                         --------------------------------------------------

          The Company covenants and agrees to maintain or cause to be maintained in full force and effect each Primary Mortgage Insurance Policy represented to be in effect pursuant to Section 3.01(ee). The Company shall cause the premiums on each such Primary Mortgage Insurance Policy to be paid as they become due. The Company shall not take or omit to take any action which would result in non-coverage under any applicable Primary Mortgage Insurance Policy of any loss which, but for the actions of the Company, would have been covered thereunder. The Company shall not cancel or refuse or renew any such Primary Mortgage Insurance Policy unless the replacement Primary Mortgage Insurance Policy for such cancelled or non-renewed policy is maintained with an insurer whose claims-paying ability is acceptable to Standard & Poor's Corporation for mortgage pass-through certificates rated not lower than AA. The Company shall, promptly after the Funding Date, submit to the insurer under each Primary Mortgage Insurance Policy a loan sale notice indicating the sale of the related Mortgage Loan to the Purchaser.

          In connection with its activities as Servicer of the Mortgage Loans, the Company agrees to present, on behalf of itself and the Purchaser, claims to the insurers under any Primary Mortgage Insurance Policies in a timely fashion in accordance with such policies and, in this regard, to take such reasonable action as shall be necessary to permit recovery under any Primary Mortgage Insurance Policies respecting defaulted Mortgage Loans. The Company also shall promptly deliver to the Purchaser copies of all claims that are so presented. Upon receipt of a check or other form of payment on a claim under a Primary Mortgage Insurance Policy, the Company shall immediately deposit such check or other form of payment in the Custodial Account.

          SECTION  4.14  Inspections.
                         -----------

          The Company shall promptly notify the Purchaser of any knowledge on the part of the Company of any vacancy in a Mortgaged Property or abandonment thereof, of any change in the condition or value of a Mortgaged Property, or any waste committed thereon or any failure on the part of the Mortgagor to keep a Mortgaged Property in good condition and repair, or of any permanent or substantial injury to a Mortgaged Property caused by unreasonable use, resulting in the diminution of the security for the Mortgage Loan. The Company shall also promptly notify the Purchaser upon learning of any State insolvency or federal bankruptcy proceedings in which any Mortgagor is seeking relief or is a defendant debtor, or of the death or incapacity of any Mortgagor or guarantor. The Company shall service such Mortgage Loans in accordance with the Purchaser's instructions.

          If any Mortgage Loan is more than 60 days delinquent the Company shall inspect the related Mortgaged Property within not more than 30 days after such Mortgage Loan has become 60 days delinquent. Inspection of properties shall be made at more frequent intervals as reasonably required by the Purchaser. The Company shall determine upon each such inspection the existence of any of the facts set forth in the preceding paragraph.

          The Company shall make a written report of each such inspection. Written reports that reveal any unsatisfactory conditions shall be forwarded to the Purchaser. Written reports that reveal a satisfactory condition shall be retained in the Company's files and made available to the Purchaser upon request. The Company shall furnish to the Purchaser a certification that all properties have been inspected within the required period.

          SECTION  4.15   Delinquency and Foreclosure.
                          ---------------------------

          The Company shall, upon request, advise the Purchaser as to the status of any Mortgage Loan, and particularly as to the status of all payments required to be made by the Mortgagor thereunder. Any arrears or defaults by the Mortgagor on a Mortgage Loan shall be reported to the Purchaser in accordance with the Purchaser's required procedures. The Company shall also promptly notify the Purchaser of any failure by a Mortgagor to perform any other of its material covenants or obligations under the related Mortgage.

          The Company shall give to any insurer under a Primary Mortgage Insurance Policy all notices of default required to be given to maintain in full force and effect such policy of insurance. Copies of all notices, identified by the Purchaser's loan number, shall be forwarded by the Company to the Purchaser for its files.

          After any default by a Mortgagor under the related Mortgage and during any foreclosure or other proceedings affecting such Mortgage, the Company shall continue to perform all the requirements of the Company to maintain insurance thereon and to inspect the Mortgaged Property as hereinabove provided, and to pay any ground rents, taxes, assessments, water rates, other charges and insurance premiums with respect to the related insurance before any penalty or late charge accrues, and in discharging such duties shall comply with all applicable provisions of the applicable Primary Mortgage Insurance Policy. The Company shall, with the approval of the Purchaser, also make all other necessary reasonable expenditures to preserve the Mortgaged Property.

          After any default under a Mortgage, the Company shall, to the extent requested by the Purchaser, diligently assist in the instituting and conducting of collection actions and foreclosure proceedings, or proceed to acquire the property by other means, such as a deed in lieu of foreclosure, and take title to the property, as designated by the Purchaser, and take possession of the property, all in accordance with the instructions of the Purchaser and the requirements of the related Primary Mortgage Insurance Policy and shall protect and conserve the property until the property is disposed of. The Company shall assist in exercising any assignment of rents given by any Mortgagor and pursuant to the Mortgage Loan and shall take such action in connection therewith as may be requested by the Purchaser.

          In connection with any such transfer of the Mortgage or of the Mortgaged Property, to the insurer under a mortgage pool insurance policy or the insurer under a Primary Mortgage Insurance Policy, as the case may be, the Company shall also turn over to such grantee or to the Purchaser for delivery to such grantee all items relating to the Mortgage transaction requested by such grantee, including any funds, documents, books, papers and accounts, and in connection therewith the Company shall, upon request by the Purchaser, certify to such grantee or to the Purchaser by affidavit or otherwise as to all matters within the knowledge of the Company with respect to the Mortgage and the Mortgaged Property.

          The Company shall engage an attorney to conduct foreclosure or other proceedings who is acceptable to the Purchaser and who has agreed to accept fees therefor in amounts acceptable to the Purchaser. Any amount bid by the Company or its attorney at any foreclosure sale or at any judicial proceeding must be approved by the Purchaser in writing.

          Notwithstanding anything in this Agreement to the contrary, the Company shall not be entitled to recover legal expenses incurred in connection with foreclosure proceedings where the Mortgage Loan is reinstated and such foreclosure proceedings are terminated prior to completion, other than sums received from the Mortgagor for such expenses.

          SECTION  4.16   Property Management.
                          -------------------

          The Company shall be responsible for managing the acquired property after completion of foreclosure of a Mortgage

Loan until its conveyance to any insurer, or for as long as the Purchaser, its designee or a successor in interest holds title to the property. Such management shall be conducted in accordance with the Purchaser's instructions and shall include the collection of rents, attending to insurance on the premises, management and supervision of repairs, maintenance of the premises, and the rendering to the Purchaser of such reports as the Purchaser may require.

          If the Purchaser or any insurer under the mortgage pool insurance policy or under any Primary Mortgage Insurance Policy shall from time to time direct the Company with respect to the manner or procedure of the performance of any of the duties and services referred to in this Section 4.16, the Company will perform such duties and services in accordance with such direction, anything herein to the contrary notwithstanding.

                                 ARTICLE V

                        PAYMENTS TO THE MASTER SERVICER
                        -------------------------------

          SECTION  5.01    Distributions.
                           -------------

          On each Remittance Date the Company shall remit by wire transfer of immediately available funds to the Purchaser or its designee an amount equal to
(a) all amounts deposited in the Custodial Account as of the close of business on the preceding Determination Date (net of charges against or withdrawals from the Custodial Account pursuant to Section 4.05), plus (b) all amounts, if any, which the Company is obligated to distribute pursuant to Section 5.03, minus (c) any amounts attributable to Principal Prepayments received after the last day of the calendar month preceding the month of the Remittance Date, which amounts shall be remitted on the following Remittance Date, together with any additional interest required to be deposited in the Custodial Account in connection with such Principal Prepayment in accordance with Section 4.04(viii), and minus (d) any amounts attributable to Monthly Payments collected but due on a Due Date or Dates subsequent to the Due Period ending on the first day of the month of the Remittance Date, which amounts shall be remitted on the Remittance Date next succeeding the Due Period for such amounts.

          With respect to any remittance received by the Purchaser after the first Business Day following the Business Day on which such payment was due, the Company shall pay to the Purchaser interest on any such late remittance, until made, at an annual rate equal to (i) the highest quoted prime rate printed in The Wall Street Journal in its regular column entitled "Money Rates" on the
-----------------------
first business day of the calendar month in which such remittance was due, plus
(ii) 3%, but in no event greater than the highest rate permitted by applicable law. In the event such remittance is not made during the month in which it was due, the interest payable with respect to subsequent periods shall continue to be computed in accordance with the preceding formula notwithstanding any change in the quoted prime rates. Such interest shall be deposited in the Custodial Account by the Company on the date such late remittance is made and shall cover the period commencing with the day following such first Business Day and ending with the Business Day on which such payment is made, both inclusive. Such interest shall be remitted along with the distribution payable on the next succeeding Remittance Date. The payment by the Company of any such interest shall not be deemed an extension of time for payment or a waiver of any Event of Default by the Company.

          SECTION  5.02  Statements to the Purchaser.
                         ---------------------------


          Promptly, and in no event later than the fifth Business Day of the month following the month in which a remittance occurs, the Company will furnish to the Purchaser or its designee a statement setting forth the following information:

     (i) the amount of such remittance allocable to principal (including a separate breakdown of any Principal Prepayments, including the date of such prepayment, and any prepayment penalties or premiums);

     (ii) the amount of such distribution allocable to interest and assumption fees;

     (iii) the amount of servicing compensation received by the Company during the prior distribution period;

     (iv) the aggregate principal balance of the Mortgage Loans covered by this Agreement at the close of business on the applicable Determination Date after giving effect to payments on such Mortgage Loans due on the Due Date and distributed either as collections or advances;

     (v) the aggregate of any expenses reimbursed to the Company during the prior distribution period pursuant to Section 8.01; and

     (vi) the number and aggregate Stated Principal Balances of Mortgage Loans delinquent (a) 30 days, (b) 60 days, and (c) 90 days or more, as of the close of business on the applicable Determination Date.

          Together with the statement described above, the Company shall also deliver to the Purchaser (a) computer generated reports and wire calculation remittance reports, in form and substance reasonably required by the Purchaser from time to time, detailing all activity since the Remittance Date for the previous calendar month, and (b) a delinquency report specifying all Mortgage Loans 30 or more days delinquent, including all Mortgage Loans in foreclosure, or, if no Mortgage Loans are delinquent, a report indicating that there are no delinquencies.

          The Company shall prepare and file any and all tax returns, information statements or other filings required to be delivered to any governmental taxing authority pursuant to any applicable law with respect to the Mortgage Loans and the transactions contemplated hereby. In addition, the Company shall provide Purchaser with such information concerning the Mortgage

Loans as is necessary for income tax purposes, as Purchaser may reasonably request from time to time.


          SECTION  5.03  Advances by the Company.
                         -----------------------

          On the Business Day immediately preceding each Remittance Date, the Company shall deposit in the Custodial Account an amount equal to all Monthly Payments (with interest adjusted to the Mortgage Loan Remittance Rate) which were due on the Mortgage Loans covered by this Agreement during the applicable Due Period and which were delinquent at the close of business on the immediately preceding Determination Date or deferred pursuant to Section 4.01. The Company's obligation to make such advances as to any Mortgage Loan will continue through the last Monthly Payment due prior to the payment in full of the Mortgage Loan, or through the last Remittance Date prior to the Remittance Date for the distribution of all Liquidation Proceeds and other payments of recoveries (including proceeds under any title, hazard or other insurance policy, or condemnation awards) with respect to the Mortgage Loan.

                                 ARTICLE VI

                          GENERAL SERVICING PROCEDURE
                          ---------------------------

          SECTION  6.01  Assumption and Substitution of Liability Agreements.
                         ---------------------------------------------------

          The Company shall promptly notify the Purchaser of the prospective conveyance of any Mortgaged Property of which the Company becomes aware. Unless instructed otherwise by the Purchaser, the Company shall use its best efforts to enforce any "due-on-sale" provision contained in any Mortgage or Mortgage Note and to deny assumption by the person to whom the Mortgaged Property has been or is about to be sold whether by absolute conveyance or by contract of sale, and whether or not the Mortgagor remains liable on the Mortgage and the Mortgage Note. When the Mortgaged Property is conveyed or is about to be conveyed by the Mortgagor, the Company shall, to the extent it has knowledge of such conveyance or prospective conveyance, exercise its rights to accelerate the maturity of such Mortgage Loan under the "due-on-sale" clause applicable thereto; provided, however, that the Company shall not exercise such rights if prohibited by law from doing so or if the exercise of such rights would impair or threaten to impair any recovery under the related Primary Mortgage Insurance Policy, if any. If the Company reasonably believes it is unable under applicable law to enforce such "due-on-sale" clause, the Company shall promptly so notify the Purchaser and assist the Purchaser in entering into (a) an assumption and modification agreement with the person to whom such property has been conveyed, pursuant to which such person becomes liable under the Mortgage Note and, to the extent permitted by applicable law, the Mortgagor remains liable thereon, or (b) a substitution of liability agreement with such person, pursuant to which the original Mortgagor is released from liability and such person is substituted as Mortgagor and becomes liable under the Mortgage Note; provided that, in either case, the Mortgage Loan shall continue to be covered (if so covered before the Purchaser enters into such agreement) by any related Primary Mortgage Insurance Policy. In connection with any such assumption or substitution of liability agreement, the Mortgage Interest Rate, the amount of the Monthly Payment and the maturity of the Mortgage Note shall not be changed. If an assumption fee is collected by the Company for entering into an assumption or substitution of liability agreement, a portion of such fee, up to an amount equal to one percent (1%) of the outstanding principal balance of the related Mortgage Loan, will be retained by the Company as additional servicing compensation, and any portion thereof in excess of one percent (1%) will be deposited in the Custodial Account for the benefit of the Purchaser. If an assumption or substitution of liability is allowed pursuant to this Section 6.01, the Company, with the prior consent of the insurer under the primary Mortgage Insurance Policy, if any, is authorized to prepare an assumption or substitution of liability agreement as provided in clause (a) or (b) above, as appropriate, to be entered into by the Purchaser with the purchaser of the Mortgaged Property.

          SECTION  6.02  Satisfaction of Mortgages and Release of Mortgage
                         -------------------------------------------------
Files.
-----

          Upon the payment in full of any Mortgage Loan, or the receipt by the Company of a notification that payment in full will be escrowed in a manner customary for such purposes, the Company will notify the Purchaser as provided in Section 5.02 and will prepare a satisfaction or release of the Mortgage for execution by the mortgagee thereunder.

          In the event the Company delivers a satisfaction or release of any Mortgage without having obtained payment in full of the indebtedness secured by such Mortgage or should the Company otherwise prejudice any right the Purchaser may have under the Mortgage or any related instruments, the Company, upon written demand of Purchaser, shall remit to the Purchaser the Stated Principal Balance of the related Mortgage Loan by deposit thereof in the Custodial Account. The Company shall maintain the Fidelity Bond as provided for in
Section 4.11 insuring the Company against any loss it may sustain with respect to any Mortgage Loan not satisfied in accordance with the procedures set forth herein.

          SECTION  6.03   Servicing Compensation.
                          ----------------------

          As compensation for its services hereunder, the Company shall be entitled to withdraw from the Custodial Account or to retain from interest payments on each Mortgage Loan the Company's Servicing Fee with respect to such Mortgage Loan. Additional servicing compensation in the form of assumption fees, to the extent permitted under Section 6.01 hereof, and late payment charges shall be retained by the Company to the extent not required to be deposited in the Custodial Account. The Company shall be required to pay all expenses incurred by it in connection with its servicing activities hereunder and shall not be entitled to reimbursement therefor except as specifically provided for herein.

          SECTION  6.04        Annual Statement as to Compliance.
                               ---------------------------------

          The Company will deliver to Purchaser, on or before March 31 of each year beginning March 31, 199__, an Officers Certificate stating that (i) the Company has fully complied with the provision of Article IV, (ii) a review of the activities of the Company during the preceding calendar year and of performance under this Agreement has been made under such officer's supervision, and (iii) to the best of such officer's knowledge, based on such review, the Company has fulfilled all its obligations under this Agreement throughout such year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status thereof and the action being taken by the Company to cure such default.

          SECTION  6.05  Annual Independent Public Accountants' Servicing
                         ------------------------------------------------
Report.
------

          On or before March 31 of each year beginning March 31, 199__, the Company at its expenses shall cause a firm of independent public accountants, which firm is a member of the American Institute of Certified Public Accountants, to furnish a statement to Purchaser to the effect that such firm has examined certain documents and records relating to the servicing of the Mortgage Loans and this Agreement and that such firm is of the opinion that the provisions of Article IV have been complied with, and that, on the basis of such examination conducted in compliance with Uniform Single Audit Program for Mortgage Bankers, such servicing has been conducted in compliance with the provisions of this Agreement, except for (i) such exceptions as such firm shall believe to be immaterial, and (ii) such other exceptions as shall be set forth in such statement, which shall include all such significant exceptions or errors in records which, in the opinion of such firm, paragraph 4 of the Uniform Single Audit Program for Mortgage Bankers required it to report.

          SECTION  6.06  Purchaser's Right to Examine Company Records.
                         --------------------------------------------

          Purchaser or its designee shall have the right, at all reasonable times and as often as reasonably required, to examine and audit any and all of the books, records or other information of the Company whether held by the Company or by another on behalf of the Company, which may be relevant to the performance or observance by the Company of the terms, covenants or conditions of this Agreement.

                                 ARTICLE VII

                       REPORTS TO BE PREPARED BY COMPANY
                       ---------------------------------

          SECTION  7.01  Company Shall Provide Information as Reasonably
                         -----------------------------------------------
Required.
--------

          The Company shall furnish to Purchaser, if Purchaser so requests, during the term of this Agreement, such periodic, special or other reports or information, reasonable or appropriate with respect to the purposes of this Agreement. All such reports or information shall be provided by and in accordance with all reasonable instructions and directions the Purchaser may require. The Company agrees to execute and deliver all such instruments and take all such action as the Purchaser, from time to time, may reasonably request in order to effectuate the purposes and carry out the terms of this Agreement.

                                 ARTICLE VIII

                                  THE COMPANY
                                  -----------

          SECTION  8.01      Indemnification; Third Party Claims.
                             -----------------------------------

          The Company agrees to indemnify and hold harmless Purchaser against any and all claims, losses, penalties, fines, forfeitures, legal fees and related costs, judgments, and any other costs, fees and expenses that Purchaser may sustain in any way related to the failure of the Company to perform its duties and service any of the Mortgage Loans in strict compliance with the terms of this Agreement. The Company shall immediately notify Purchaser if a claim is made by a third party with respect to this Agreement or any of the Mortgage Loans, and the Company shall assume the defense of any such claim and pay all expenses in connection therewith, including counsel fees, and promptly pay, discharge and satisfy any judgment or decree which may be entered against the Company or the Purchaser in respect of such claim. Purchaser shall promptly reimburse the Company for all amounts advanced by it pursuant to the preceding sentence except when the claim in any way relates to the Company's indemnification pursuant to Section 3.03 or to the failure of the Company to service and administer any of the Mortgage Loans in strict compliance with the terms of this Agreement.

          SECTION  8.02   Merger or Consolidation of the Company.
                          --------------------------------------

          The Company will keep in full effect its existence, rights and franchises as a corporation, and will obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement or any of the Mortgage Loans and to perform its duties under this Agreement.

          Any Person into which the Company may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Company shall be a party, or any Person succeeding to the business of the Company, shall be the successor of the Company hereunder, without the execution or filing of any paper or any further act on the part notwithstanding; provided, however, that the successor or surviving Person shall be an institution the deposits of which are insured by the FDIC or FSLIC and shall satisfy the requirements of Section 11.01 with respect to the qualifications of a successor to the Company.

          SECTION  8.03  Limitation on Liability of the Company and Others.
                         -------------------------------------------------

          The Company and any director, officer, employee or agent of the Company may rely on any document of any kind which it in good faith reasonably believes to be genuine and to have been adopted or signed by the proper authorities respecting any matters arising hereunder. Subject to the terms of
Section 3.03 and 8.01, the Company shall have no obligations to appear with respect to, prosecute or defend any legal action which is not incidental to the Company's duty to service any of the Mortgage Loans in accordance with this Agreement.

          SECTION  8.04   Company Not to Resign.
                          ---------------------

          The Company shall not assign this Agreement nor resign from the obligations and duties hereby imposed on it except by mutual consent of the Company and the Purchaser or upon the determination that the Company's duties hereunder are no longer permissible under applicable law and such incapacity cannot be cured by the Company. Any such determination permitting the resignation of the Company shall be evidenced by an Opinion of Counsel to such effect delivered to the Purchaser, which Opinion of Counsel shall be in form and substance acceptable to the Purchaser. No such resignation shall become effective until a successor has assumed the Company's responsibilities and obligations hereunder in accordance with Section 11.01.

                                 ARTICLE IX

                                    DEFAULT
                                    -------

          SECTION  9.01   Events of Default.
                          -----------------

          In case one or more of the following Events of Default by the Company shall occur and be continuing, that is to say:

     (i) any failure by the Company to remit to Purchaser any payment required to be made under the terms of this Agreement which continues unremedied for a period of 5 days after the date upon which written notice of such failure, requiring the same to be remedied, shall have been given to the Company by Purchaser; or

     (ii) failure by the Company to duly observe or perform, in any material respect, any other covenants, obligations or agreements of the Company as set forth in this Agreement which failure continues unremedied for a period of 30 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Company by Purchaser; or

     (iii) a decree or order of a court or agency or supervisory authority having jurisdiction for the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Company and such decree or order shall have remained in force, undischarged or unstayed for a period of 60 days; or

     (iv) the Company shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Company or relating to all or substantially all of the Company's property; or

     (v) the Company shall admit in writing its inability to pay its debts as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations; or

     (vi) an Event of Default shall have occurred under the Purchase Agreement.

then, and in each and every such case, so long as an Event of Default shall not have been remedied, Purchaser, by notice in writing to the Company, may, in addition to whatever rights Purchaser may have at law or equity to damages, including injunctive relief and specific performance, terminate all the rights and obligations of the Company under this Agreement and in and to any of the Mortgage Loans and the proceeds thereof. Upon receipt by the Company of such written notice from the Purchaser, all authority and power of the Company under this Agreement, whether with respect to the Mortgage Loans or otherwise, shall pass to and be vested in the successor appointed pursuant to Section 11.01. Upon written request from the Purchaser, the Company shall prepare, execute and deliver to a successor any and all documents and other instruments, place in such successor's possession all Mortgage Files and do or cause to be done all other acts or things necessary or appropriate to effect the purposes of such notice of termination, including, but not limited to, the transfer and endorsement or assignment of the Mortgage Loans and related documents to the successor at the Company's sole expense. The Company agrees to cooperate with the Purchaser and such successor in effecting the termination of the Company's responsibilities and rights hereunder, including, without limitation, the transfer to such successor for administration by it of all amounts which shall at the time be credited by the Company to the Custodial Account or Escrow Account or thereafter received with respect to any of the Mortgage Loans.

          SECTION  9.02   Waiver of Defaults.
                          ------------------

          The Purchaser may waive any default by the Company in the performance of its obligations hereunder and its consequences. Upon any waiver of a past default, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereto except to the extent expressly so waived.

                                 ARTICLE X

                                  TERMINATION
                                  -----------

          SECTION  10.01   Termination.
                           -----------

          This Agreement shall terminate upon either: (i) the later of the distribution to the Purchaser of final payment or liquidation with respect to the last Mortgage Loan (or advances of same by the Company), or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure with respect to the last Mortgage Loan and the remittance of all funds due hereunder; or (ii) mutual consent of the Company and the Purchaser in writing.

          SECTION  10.02   Termination Without Cause.
                           -------------------------

          The Purchaser may, at its sole option, terminate with respect to any or all of the Mortgage Loans any rights the Company may have hereunder, without cause, upon 30 days' written notice. Any such notice of termination shall be in writing and delivered to the Company by registered mail as provided in Section
11.06 of this Agreement. In connection with any such termination as to any or all of the Mortgage Loans, the Purchaser will pay to the Company an amount equal to the fair market value of the rights to service such Mortgage Loans in accordance with the terms of this Agreement, such fair market value being equal to the average of the prices bid for such servicing rights by three mortgage servicing institutions selected by the Purchaser and reasonably acceptable to the Company, each of which shall be a FNMA approved seller/servicer with a servicing portfolio of not less than $2,000,000,000. If three bids from qualified mortgage servicing institutions are not received within 30 days after notice of termination, the Purchaser shall pay to the Company a sum, as liquidated damages, equal to 2% of the then current aggregate Stated Principal Balances of the Mortgage Loans.

                                 ARTICLE XI

                            MISCELLANEOUS PROVISIONS
                            ------------------------

          SECTION  11.01   Successor to the Company.
                           ------------------------

          Prior to termination of Company's responsibilities and duties under this Agreement pursuant to Section 8.04, 9.01, 10.01(ii) or 10.02, the Purchaser shall (i) succeed to and assume all of the Company's responsibilities, rights, duties and obligations under this Agreement, or (ii) appoint a successor having a net worth of not less than $15,000,000 and which shall succeed to all rights and assume all of the responsibilities, duties and liabilities of the Company under this Agreement prior to the termination of Company's responsibilities, duties and liabilities under this Agreement. In connection with such appointment and assumption, the Purchaser may make such arrangements for the compensation of such successor out of payments on Mortgage Loans as it and such successor shall agree. In the event that the Company's duties, responsibilities and liabilities under this Agreement should be terminated pursuant to one of the aforementioned Sections, the Company shall discharge such duties and responsibilities during the period from the date it acquires knowledge of such termination until the effective date thereof with the same degree of diligence and prudence which it is obligated to exercise under this Agreement, and shall take no action whatsoever that might impair or prejudice the rights or financial condition of its successor. The resignation or removal of Company pursuant to the aforementioned Section shall not become effective until the Purchaser assumes the Company's responsibilities, rights, duties and obligations under this Agreement or a successor shall be appointed pursuant to this Section and shall in no event relieve the Company of the representations and warranties made pursuant to Sections 3.01 and 3.02 and the remedies available to the Purchaser under Section 3.03, it being understood and agreed that the provisions of such Sections 3.01, 3.02 and 3.03 shall be applicable to the Company notwithstanding any such resignation or termination of the Company, or the termination of this Agreement.

          Any successor appointed as provided herein shall execute, acknowledge and deliver to the Company and to the Purchaser an instrument accepting such appointment, whereupon such successor shall become fully vested with all the rights, powers, duties, responsibilities, obligations and liabilities of Company, with like effect as if originally named as a party to this Agreement. Any termination of this Agreement or resignation of the Company pursuant to
Section 8.04, 9.01, 10.01 or 10.02 shall not affect any claims that the Purchaser may have against the Company arising prior to any such termination or resignation.

          The Company shall promptly deliver to the Purchaser or any appointed successor, as the case may be, the funds in the Custodial Account and the Escrow Account (and any other funds collected and held by it pursuant to this Agreement or any other agreement, letter or arrangement relating to the Mortgage Loans) and all Mortgage Files and related documents and statements held by it hereunder and the Company shall account for all funds and shall execute and deliver such instruments and do such other things as may reasonably be required to more fully and definitively vest in the successor all such rights, powers, duties, responsibilities, obligations and liabilities of the Company. In addition, the Company shall promptly deliver to the Purchaser a full accounting, including a statement showing the monthly payments collected by it and a statement of moneys held in trust by it for the payment of ground rents, taxes, assessments, water rates, insurance premiums or other charges in respect to the Mortgage Loans.

          Upon a successor's acceptance of appointment as such, the Company shall notify the Purchaser by mail of such appointment.

          SECTION  11.02  Amendment.
                          ---------

          This Agreement may be amended from time to time by the Company and the Purchaser by written agreement signed by the Company and Purchaser.

          SECTION  11.03  Recordation of Agreement.
                          ------------------------

          To the extent permitted by applicable law, this Agreement is subject to recordation in all appropriate public offices or real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Company at the Company's expense upon direction of the Purchaser, but only when such direction is accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of the Purchaser or is necessary for the administration or servicing of any of the Mortgage Loans.

          SECTION  11.04  Recordation of Assignment of Mortgages.
                          --------------------------------------

          As provided in this Agreement, each Assignment of Mortgage shall be in a form acceptable for recording in all appropriate public offices for real property records in the jurisdiction in which the Mortgaged Property recited in each such Assignment of Mortgage is situated, and shall be submitted for recording by the Purchaser or upon Purchaser's instructions upon sale of the Mortgage Loan to Purchaser at any time at its option.

          SECTION  11.05  Duration of Agreement.
                          ---------------------

          This Agreement shall continue in existence and effect until terminated as herein provided.

          SECTION  11.06  Governing Law.
                          -------------

          This Agreement shall be construed in accordance with the laws of the State of ___________ and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

          SECTION  11.07  Notices.
                          -------

          All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by registered mail, postage prepaid, to (a) in the case of the Company, __________________, Attention: ________________ or such other address as may hereafter be furnished to Purchaser in writing by the Company, (b) in the case of the Purchaser, __________________, Attention: _________________, Telephone
_________________.

          SECTION  11.08   Severability of Provisions.
                           --------------------------

          If any one or more of the covenants, agreements, provisions or terms of this Agreements shall be held invalid for any reason whatsoever, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreements and shall in no way affect the validity or enforceability of the other provisions of this Agreement.

          SECTION  11.09   No Partnership.
                           --------------

          Nothing herein contained shall be deemed or construed to create a co-partnership or joint venture between the parties hereto and the services of the Company shall be rendered as an independent contractor and not as agent for Purchaser.

          SECTION  11.10       Execution; Successors and Assigns.
                               ---------------------------------

          This Agreement may be executed in one or more counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original; such counterparts, together, shall constitute one and the same agreement. Subject to Section 8.04, this Agreement shall inure to the benefit of and be binding upon the Company and the Purchaser and their respective successors and assigns.

          The Purchaser shall have the right, without the consent of the Company, to assign, in whole or in part, its interest under this Agreement with respect to some or all of the Mortgage

Loans, and the assignee or designee shall accede to the rights and obligations hereunder of the Purchaser with respect to such Mortgage Loans. All references to the Purchaser shall be deemed to include its assignee or designee.

          The Company understands and agrees that in connection with a Pooling Transaction, the Purchaser or another entity designated by the Purchaser may become the master servicer of the pooled Mortgage Loans. In such connection, the Purchaser may, pursuant to the preceding paragraph, assign its interest with respect to some or all of the Mortgage Loans. If the Purchaser, or such assignee of the Purchaser, as master servicer, shall for any reason cease to be the master servicer of the Mortgage Loans, the owners of such Mortgage Loans or any trustee acting on their behalf, or a designee of any such persons, may, without the Company's consent, assume all of the rights and obligations of the Purchaser under this Agreement with respect to those Mortgage Loans as to which the Purchaser has ceased to be master servicer. Such owners or trustee (i) shall notify the Company in writing of any such assumption and of the identity of the assuming party, and (ii) shall demonstrate such owners' ownership of the Mortgage Loans by making available to the Company for inspection the original Mortgage Notes relating to the Mortgage Loans, which evidence shall be conclusive as to such ownership. In such event, such assuming party shall be deemed to have assumed all the Purchaser's interest in this Agreement with respect to those Mortgage Loans as to which the Purchaser has ceased to be master servicer and to have replaced the Purchaser as a party to this Agreement to the same extent as if this Agreement had been assigned to such assuming party.

          IN WITNESS WHEREOF, the Company and the Purchaser have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.


                                           _____________________________
                                                   Company

                                           By:__________________________
                                           Name:________________________
                                           Title:_______________________


                                           By:__________________________
                                           Name:________________________
                                           Title:_______________________

State of _____________)
                      ) SS.
County of ____________)

          On the ___ day of ___________, 199__ before me, a Notary Public in and for said State, personally appeared ________________ known to me to be _________________________ of ______________________, one of the corporations that executed the within instrument and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

          IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                                _____________________________
                                                            Notary Public

                                                My Commission expires _______

State of _____________)
                      ) SS.
County of ____________)

          On the ___ day of ___________, 199__ before me, a Notary Public in and for said State, personally appeared ________________ known to me to be _________________________ of ______________________, one of the corporations that executed the within instrument and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

          IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                                  _____________________________
                                                            Notary Public

                                                  My Commission expires _______

                                   EXHIBIT A

                           CONTENTS OF MORTGAGE FILES

          With respect to each Mortgage Loan, the Mortgage File shall include each of the following items, all of which shall be available for inspection by the Purchaser. With respect to any original document required to be delivered to the Purchaser pursuant to Section 2.03 hereof, the Mortgage File shall include a copy of the original so delivered.

1.   The original Mortgage Note endorsed "Pay to the order of            ,
without recourse," and signed in the name of the Company by an authorized officer;

     2. The original Mortgage, with evidence of recording indicated thereon or a certified true copy of the original Mortgage in those instances where the public recorder's office retains the original, certified by the relevant recorder's office, together with the registration copy of the Mortgage (if the Mortgaged Property is registered under a Torrens System) with a proper endorsement of transfer thereon, or, if the Mortgage Loan was originated within 90 days prior to the Funding Date, then a true copy of the Mortgage, together with a recorder's receipt evidencing delivery of such Mortgage to the appropriate public recorder's office for recordation or, if such office does not issue such recorder's receipts, with a certificate of a Servicing Officer certifying that such Mortgage has been delivered to such office for recordation. In any event, the original Mortgage, with evidence of recording indicated thereon, shall be delivered to the Purchaser within 60 days after the Funding Date;

     3.   The original of the Assignment of Mortgage with respect to each
Mortgage, to                                    and signed in the name of the
Company by an authorized officer, which assignment is in form and substance acceptable for recording;

     4.   The original Primary Mortgage Insurance Policy, if required under
Section 3.01(ee);

     5. The original Policy of title insurance, or a binder or commitment for title insurance dated and certified as of the date the Mortgage Loan was funded, together with an Opinion of Counsel addressed to the Company and its successors and assigns that such binder or commitment insures the priority of the lien of the related

Mortgage during the period between the date of the funding of the related Mortgage Loan and the date of the related title policy. In any event, the original policy of title insurance, dated the date of recording of the related Mortgage, shall be delivered to the Purchaser within 60 days after the Funding Date;

     6. Originals of each assumption or modification agreement, written assurance or substitution agreement;

     7. A copy of each Hazard Insurance Policy, as described in Section 3.01(t), or a binder or commitment for such insurance;

     8. The original appraisal made by an appraiser meeting the requirements of Section 3.01(n);

     9. Survey or plat map of the Mortgaged Property, including legal description if title insurance policy contains an exception as to boundary and building line restrictions;

     10. Original intermediate assignments of Mortgage, with recording information thereon, including warehousing assignments;

     11. A copy of each instrument necessary to complete identification of any exception set forth in the exception schedule in the title policy, e.g., map or plat restrictions, easements, sewer agreements, home association declarations, etc.;

     12.  Mortgage Loan closing statement (HUD-1 Settlement Statement);

     13. The original of the final residential loan application (executed by the Mortgagor);

     14.  Verification of employment and income;

     15. Verification of acceptable evidence of source and amount of downpayment;

     16.  Credit report on the Mortgagor;

     17. Photographs of the Mortgaged Property, including front, side, rear and street views, together with photographs of the comparables contained in the appraisal;

     18.  Amortization schedule;

     19. To the extent available, tax receipts, insurance premium receipts, ledger sheets, insurance claim files and correspondence, correspondence, current and historical computerized data file, and all other papers and records developed or originated by the Company or others, required to document the Mortgage Loan or to service the Mortgage Loan;

     20. A certification of a Servicing Officer that the Company has determined whether the provisions of the Flood Disaster Protection Act of 1968, as amended, apply to the Mortgaged Property and a copy of each Flood Insurance Policy as described in Section 3.01(t), if required;

     21.  The original of the federal truth-in-lending statement;

     22. The original document setting forth the Mortgagor's right of rescission (executed by the Mortgagor);

     23. A copy of the purchase agreement with respect to the Mortgaged Property (unless the Mortgage Loan constitutes a refinancing of an outstanding mortgage loan);

     24.  Payment history as of the Funding Date; and

     25.  Evidence of compliance with the Equal Credit Opportunity Act.

                                   EXHIBIT B

                        CUSTODIAL ACCOUNT CERTIFICATION

                                     (date)


          _________________________________________________ (the "Company")
hereby certifies that it has established the account described below as a Custodial Account pursuant to Section 4.04 of the Master Seller's Warranty and
Servicing Agreement, dated as of _________        , 199__, between the Company
and


Title of Account:   "   _____________________ in trust for

                        _____________________"

Account Number:         ___________________________

Address of office or
branch of the Company
at which Account is
maintained:             ___________________________

                        ___________________________


                        _________________________________


                        By:______________________________
                        Name:____________________________
                        Title:___________________________

                                   EXHIBIT C

                       CUSTODIAL ACCOUNT LETTER AGREEMENT

                                     (date)


          To:  _________________________________________
               _________________________________________
               _________________________________________
               (the "Depository")

          As "Company" under the Master Seller's Warranty and Servicing Agreement, dated as of ____________________, 199__ (the "Agreement"), between
[Company] and                                   , we hereby authorize and
request you to establish an account, as a Custodial Account pursuant to Section
4.04 of the Agreement, to be designated as "[Company], in trust for ." All deposits in the account shall be subject to withdrawal therefrom by order signed by the Company. You may refuse any deposit which would result in violation of the requirement that the account be fully insured as described below. This letter is submitted to you in duplicate. Please execute and return one original to us.



                        _________________________________
                        (name of Company)

                        By:______________________________
                        Name:____________________________
                        Title:___________________________


          The undersigned, as "Depository", hereby certifies that the above described account has been established under Account Number _________________, at the office of the depository indicated above, and agrees to honor withdrawals on such account as provided above.


                        _________________________________
                        (name of Depository)

                        By:______________________________
                        Name:____________________________
                        Title:___________________________

                                   EXHIBIT D

                          ESCROW ACCOUNT CERTIFICATION

                                     (date)



          ________________________________________________ (the "Company")
hereby certifies that it has established the account described below as an Escrow Account pursuant to Section 4.06 of the Master Seller's Warranty and Servicing Agreement, dated as of __________________, 199__, between the Company
and                                  .



Title of Account:   " ________________________, in trust for
                                                     and various
                    Mortgagors"


Account Number:        ___________________________


Address of office or
branch of the Company
at which Account is
maintained:            __________________________________

                       __________________________________


                        _________________________________


                        By:______________________________
                        Name:____________________________
                        Title:___________________________

                                   EXHIBIT E

                        ESCROW ACCOUNT LETTER AGREEMENT

                                     (date)


          To:  ________________________________________
               ________________________________________
               ________________________________________
               (the "Depository")

          As "Company" under the Master Seller's Warranty and Servicing Agreement, dated as of _____________________, 199___ (the "Agreement"), between
[Company] and                                  ., we hereby authorize and
request you to establish an account, as an Escrow Account pursuant to Section
4.06 of the Agreement, to be designated as "[Company], in trust for as various Mortgagors." All deposits in the account shall be subject to withdrawal therefrom by order signed by the Company. You may refuse any deposit which would result in violation of the requirement that the account be fully insured as described below. This letter is submitted to you in duplicate. Please execute and return one original to us.


                        _________________________________
                        (name of Company)

                        By:______________________________
                        Name:____________________________
                        Title:___________________________

          The undersigned, as "Depository", hereby certifies that the above described account has been established under Account Number ____________________ at the office of the depository indicated above, and agrees to honor withdrawals on such account as provided above.


                        _________________________________
                        (name of Depository)

                        By:______________________________
                        Name:____________________________
                        Title:___________________________

                                   EXHIBIT F

                             MORTGAGE LOAN SCHEDULE

                                      F-1